Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

LICENSE AND DEVELOPMENT AGREEMENT

dated January 8, 2023 by and between
Selecta Biosciences, Inc. and
Audentes Therapeutics, Inc.

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
TABLE OF CONTENTS

i

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

-ii-

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

-iii-

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

EXHIBITS AND APPENDICES
Schedule 1.118    Selecta Patents
Schedule 2.7.4    [***]             Schedule 4.1    Selecta CMOs
Schedule 4.2    Key Terms and Conditions for Supply Agreements Schedule 5.1.2    Initial Xork Development Plan
Schedule 5.1.5    Development Progress Report Schedule 5.2.2    Initial Astellas Development Plan Schedule 5.7    Trademarks
Schedule 9.4.1    Press Release

-iv-

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

LICENSE AND DEVELOPMENT AGREEMENT
THIS LICENSE AGREEMENT (the “Agreement”) is dated as of January 8, 2023 (the “Effective Date”) by and between Selecta Biosciences, Inc., a Delaware corporation, with an address at 480 Arsenal Way, Watertown, MA 02472 (“Selecta”), and Audentes Therapeutics, Inc. (d/b/a Astellas Gene Therapies), a Delaware corporation with its principal place of business at 600 California Street, 17th Floor, San Francisco, CA 94108 (“Astellas”). Selecta and Astellas may be referred to herein as a “Party” or, collectively, as “Parties”.
RECITALS
WHEREAS, Astellas is a biopharmaceutical company engaged in the research, development, manufacture and commercialization of human therapeutic products, including gene therapy products;
WHEREAS, Selecta is a clinical stage biotechnology company engaged, among other activities, in the development of pharmaceutical products with a focus on autoimmunity and unwanted immunogenicity, and controls certain rights to Xork Products (as defined below); and
WHEREAS, Selecta wishes to license to Astellas, on an exclusive basis, the Selecta Technology (as defined below) to develop and commercialize Xork Products (as defined below) solely to the extent included as a component of an Astellas Combination Product (as defined below) in the Field (as defined below).
NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, the Parties agree as follows.
ARTICLE 1 DEFINITIONS
In this Agreement the following terms, when capitalized, shall have the following meanings, and such meanings shall apply equally to both the singular and plural forms of the terms defined:
1.1    “Accounting Standards” means, with respect to a Party or its Affiliates or its or their sublicensees, United States generally accepted accounting principles or International Financial Reporting Standards as issued by the International Accounting Standards Board, as applicable, in each case consistently applied.
1.2    “Affiliate” means a Person that now or in the future, controls, is controlled by or is under common control with another Person, but only for so long as such control exists. For purposes of this definition, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” means: (a) the possession, directly or indirectly, of the power to direct the management or policies of a business entity, whether through the ownership of voting securities, by contract relating to voting rights or corporate governance or otherwise; or (b) the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities or other ownership interest of a business entity (or, with respect to a limited partnership or other similar entity, its general partner or controlling entity).

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

1.3    “Agreement” has the meaning set forth in the Preamble.
1.4    “Alliance Manager” has the meaning set forth in Section 2.1 (Alliance Managers).
1.5    “Anti-Bribery Laws” has the meaning set forth in Section 14.2 (Improper Conduct).
1.6    “Applicable Laws” means any applicable supranational, federal, state, local or foreign law, statute, ordinance or principle of common law, or any rule, regulation, standard, judgment, order, writ, injunction, decree, arbitration award, agency guidelines or other requirement, license or permit of any Governmental Body, which may be in effect from time to time and applicable to a particular activity or country or other jurisdiction hereunder.
1.7    “Arbitration Notice” has the meaning set forth in Section 13.3.1 (Rules).
1.8    “Arbitrators” has the meaning set forth in Section 13.3.2 (Selection of Arbitrators).
1.9    “Arising IP” has the meaning set forth in Section 8.1.1 (Ownership).
1.10    “Astellas” has the meaning set forth in the Preamble.
1.11    “Astellas Arising Patents” has the meaning set forth in Section 8.3.1 (Responsibility).
1.12    “Astellas Combination Product” means any Combination Product wherein one of the active ingredients is an Astellas Product and at least one of the other active ingredients is Xork; [***].
1.13    “Astellas Development Plan” has the meaning set forth in Section 5.2.2 (Astellas Development Plan).
1.14    “Astellas Indemnitees” has the meaning set forth in Section 11.1 (Indemnification by Selecta).
1.15    “[***]” has the meaning set forth in [***].
1.16    “Astellas Product” means any AAV gene therapy product that is developed or commercialized by or on behalf of Astellas for use in the Field in the Territory.
1.17    “Astellas Publication” has the meaning set forth in Section 9.3 (Publications).
1.18    “[***]” has the meaning set forth in Section 2.7.4i (Selecta Final Decision-Making).

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

1.19    “Bankruptcy Code” has the meaning set forth in Section 12.4 (Termination for Bankruptcy).
1.20    “Biosimilar Competition” means, on a country-by-country, Fiscal Quarter-by- Fiscal Quarter and Astellas Combination Product-by-Astellas Combination Product basis, that the unit volume of a Biosimilar Product(s) sold in such country by one (1) or more Third Party(ies) in such Fiscal Quarter is at least [***]of the sum of (a) the unit volume of such Astellas Combination Product sold by Astellas, its Affiliates and Sublicensees and (b) the unit volume of Biosimilar Products of such Astellas Combination Products sold in such country by Third Parties. Unless otherwise agreed by the Parties, the unit volumes of each Biosimilar Product sold during a Fiscal Quarter shall be as reported by [***] or any other independent sales auditing firm reasonably agreed upon by the Parties.
1.21    “Biosimilar Product” means, with respect to an Astellas Combination Product in a particular country, any biological product sold by a Third Party that is not a Sublicensee of, or Third Party distributor for, Astellas or its Affiliates and that did not purchase such product in a chain of distribution that included Astellas or any of its Affiliates or Sublicensees, (a) where such product is approved by the applicable Regulatory Authority as biosimilar to or interchangeable with such Astellas Combination Product (including, with respect to the United States, a product that is the subject of an application submitted under Section 351(k) of the Public Health Services Act citing the Astellas Combination Product as the reference product), (b) whose licensing, approval, or marketing authorization relies in whole or in part on any data generated in support of a prior approval, licensing or marketing authorization granted for such Astellas Combination Product (other than data generated for the Astellas Product), (c) for which the Regulatory Approval otherwise relies on such Astellas Combination Product as a reference product or any corresponding foreign application in the Territory (including, with respect to the EU, a marketing authorization application for a biosimilar biological medicinal product pursuant to Article 10(4) of Directive 2001/83/EC), or (d) is otherwise substitutable under Applicable Laws for an Astellas Combination Product when dispensed without the intervention of a physician or other health care provider with prescribing authority.
1.22    “BLA” means a Biologics License Application filed pursuant to the requirements of the FDA, as more fully defined in 21 U.S. CFR § 601, and any equivalent application submitted in any country in the Territory, including all additions, deletions or supplements thereto, and as any and all such requirements may be amended, or supplanted, at any time.
1.23    “Breaching Party” has the meaning set forth in Section 12.3.1 (Material Breaches).
1.24    “Business Day” means a day other than: (a) a Saturday or Sunday, (b) any day on which banking institutions in New York, New York are authorized or required by Applicable Law to remain closed, or (c) [***].

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

1.25    “Challenging Party” shall mean any Person that brings, assumes or participates in or that knowingly and willfully assists in bringing a Patent Challenge.
1.26    “Change of Control” means, with respect to a Person: (a) a transaction or series of related transactions that results in the sale or other disposition of all or substantially all of such Person’s assets; or (b) a merger or consolidation in which the shareholders of such Person immediately prior to the consummation of such merger or consolidation do not, immediately after consummation of such merger or consolidation, possess, directly or indirectly through one or more intermediaries, a majority of the voting power of all of the surviving entity’s outstanding stock and other securities and the power to elect a majority of the members of such Person’s board of directors; or (c) a transaction or series of related transactions (which may include a tender offer for such Person’s stock or the issuance, sale or exchange of stock of such Person) if the shareholders of such Person immediately prior to the initial such transaction do not, immediately after consummation of such transaction or any of such related transactions, own, directly or indirectly through one or more intermediaries, stock or other securities of the entity that possess a majority of the voting power of all of such Person’s outstanding stock and other securities and the power to elect a majority of the members of such Person’s board of directors.
1.27    “Clinical Supply Agreement” has the meaning set forth in Section 4.2 (Clinical Supply Agreement).
1.28    “Clinical Trial” means a clinical trial in human subjects that has been approved by a Regulatory Authority and Institutional Review Board or Ethics Committee and is designed to measure the safety or efficacy of a pharmaceutical product. Clinical Trials shall include Phase 1 Trials, phase 2 trials and Phase 3 Trials.
1.29    “CMO” has the meaning set forth in Section 4.1 (Responsibility for Manufacturing).
1.30    “Combination Product” means any pharmaceutical or biopharmaceutical product with more than one active ingredient and wherein the active ingredients are sold (or being developed to be sold) for a single price, regardless if such active ingredients are in the same or different formulations, co-shipped or shipped separately, co-packaged or packaged separately or co-administered or administered separately.
1.31    “Commercialization” or “Commercialize” means any and all activities undertaken before or after Regulatory Approval of an BLA for a particular product and directed to the commercial exploitation of the product, including the marketing, promoting, distributing, importing or exporting for sale, offering for sale, and selling of the product, conducting post- marketing human clinical studies for a product with respect to any indication as to which Regulatory Approval has been received and interacting with Regulatory Authorities regarding the foregoing.
1.32    “Commercialization Plan” has the meaning set forth in Section 5.3.2 (Commercialization Plan).

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

1.33    “Commercially Reasonable Efforts” means, with respect to the efforts to be expended by any Party with respect to any objective, [***]
1.34    “Commercial Supply Agreement” has the meaning set forth in Section 4.3 (Commercial Supply Agreement).
1.35    “Confidential Information” of a Party means any technical, business or other information provided by or on behalf of one Party to the other Party in connection with this Agreement, whether prior to, on or after the Effective Date, including information relating to the terms of this Agreement, information relating to Xork, Xork Products, Astellas Combination Products or Astellas Products (including the regulatory documentation), any Development or Commercialization of any product, or the scientific, regulatory or business affairs or other activities of either Party, including any Know-How that such Party discloses to the other Party under this Agreement, or otherwise becomes known to the other Party by virtue of this Agreement.
1.36    “Controlled” means, with respect to (a) Patent Rights, (b) Know-How, (c) Regulatory Filings, (d) Regulatory Approvals, or (e) biological, chemical or physical material, that the Party or one of its Affiliates owns or has a license or sublicense to such right, item, or material

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

(or in the case of material, has the right to physical possession of such material) and has the ability to grant a license or sublicense to, or assign its right, title and interest in and to, such right, item or material as provided for in this Agreement without (i) violating the terms of any agreement or other arrangement with any Third Party, in particular such Third Party that has assigned or licensed such Patent Rights, Know-How or material to such Party (or any Affiliate of such Party) or (ii) triggering payment obligations of such Party (or any Affiliate of such Party) towards any Third Party that assigned or licensed such right, item, or material to such Party (or any Affiliate of such Party) that become payable in connection with the other Party’s exploitation thereof hereunder, unless the other Party agrees in writing to pay any such sums. Notwithstanding the foregoing, Selecta shall be deemed to “Control” the Patent Rights and Know-How licensed under the Upstream License.
1.37    “Controlling Party” has the meaning set forth in Section 8.6.3 (Consultation).
1.38    “Corporate Mark” means, in the case of Selecta, the corporate Trademarks Controlled by Selecta, including any translation or derivation of any of the foregoing, either alone or in combination with other words and all marks, trade dress, logos, monograms, and other source identifiers confusingly similar to or embodying any of the foregoing either alone or in combination with other words.
1.39    “Cover” means, with respect to a product, [***]
1.40    “Cross-Labeled Product” means any set of pharmaceutical or biopharmaceutical products comprising two or more active ingredients in a set ratio and wherein the active ingredients are sold (or being developed to be sold) as part of a course of treatment utilizing such active ingredients together (whether sequentially or concurrently) to produce the desired pharmacological effect, wherein such combined usage is included on the approved labeling of each such active ingredient or otherwise cross-labeled, regardless if such active ingredients are in the same or different formulations, co-shipped or shipped separately, co-packaged or packaged separately or co-administered or administered separately.
1.41    “Cure Period” has the meaning set forth in Section 12.3.1 (Material Breaches).
1.42    “Data Breach” shall have the meaning set forth in Section 14.1.6 (Breach Notification).
1.43    “Data Protection Law” means the Regulation (EU) 2016/679 of the European Parliament and of the Council of April 27, 2016 on the protection of natural persons with regard to the processing of personal data and on the free movement of such data, and repealing Directive 95/46/EC (General Data Protection Regulation) (“GDPR”) as well as, if applicable, any other data protection laws of the country in which Astellas is established and any data protection laws applicable to Astellas in connection with this Agreement.

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

1.44    “Development” or “Develop” means, with respect to a product, all activities related to pre-clinical and clinical development, including toxicology, pharmacology, test method development and stability testing, process development, formulation development, quality control development, statistical analysis, Clinical Trials (excluding Clinical Trials conducted after Regulatory Approval of an BLA for a product), Manufacturing in support thereof and regulatory activities that are required to obtain Regulatory Approval of an BLA for such product in the Territory under this Agreement, and interacting with Regulatory Authorities regarding the foregoing.
1.45    “Development Dispute” has the meaning set forth in Section 2.7.4iii (Development Disputes).
1.46    “Dispute” has the meaning set forth in Section 13.1 (Disputes).
1.47    “Effective Date” has the meaning set forth in the Preamble.
1.48    “EMA” means the European Medicines Agency, or any successor agency thereto.
1.49    “Encumbered Field” means [***].
1.50    “Encumbered Field Availability Notice” has the meaning set forth in Section
3.5.2 (Exercise of Prior ROFN).
1.51    “Encumbered Field Notice” has the meaning set forth in Section 3.5.1 (Notification).
1.52    “Encumbered Field Negotiation Period” has the meaning set forth in Section
7.8.1 (Right to Negotiate for the Encumbered Field).
1.53    “European Commission” means the authority within the European Union that has the legal authority to grant Regulatory Approvals in the European Union based on input received from the EMA or other competent Regulatory Authorities.
1.54    “Exclusivity-Related Activities” has the meaning set forth in Section 3.3.1 (Change of Control of Selecta).
1.55    “Exploit” or “Exploitation” means to make, have made, import, use, sell, or offer for sale, including to Develop, Commercialize, register, modify, enhance, improve, Manufacture, have Manufactured, hold or keep (whether for disposal or otherwise), formulate, optimize, have used, export, transport, distribute, promote, market, have sold or otherwise dispose of.
1.56    “FD&C Act” means the Federal Food, Drug, and Cosmetic Act (21 U.S.C. §301 et seq.), as amended from time to time.
1.57    “FDA” means the United States Food and Drug Administration, or any successor agency thereto.

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

1.58    “Field” means (a) the prevention, prophylaxis, treatment, management, cure, or amelioration of Pompe disease and (b) any other fields added to this Agreement by a written amendment pursuant to Section 15.7 (Entire Agreement), including an amendment to this Agreement to add (i) ROFN Field(s) pursuant to the Right of First Negotiation, or (ii) Encumbered Fields pursuant to the Right of Encumbered Field Negotiation, in each case ((i) and (ii)) with such other terms as may be agreed by the Parties.
1.59    “First Commercial Sale” means, with respect to any country (or jurisdiction) the first commercial sale, transfer or disposition for value of the Astellas Combination Product by Astellas, its Affiliates or Sublicensees to a Third Party for use or consumption of such Astellas Combination Product in such country (or jurisdiction) after Regulatory Approval of such Astellas Combination Product in such country (or jurisdiction) and where such sale results in a recordable Net Sale in accordance with the applicable Accounting Standards. Sales prior to receipt of Regulatory Approval for such Astellas Combination Product, such as so-called “treatment IND sales,” “named patient sales,” and “compassionate use sales” shall not be deemed a “First Commercial Sale”.
1.60    “Fiscal Quarter” means each three (3) month period commencing April 1, July 1, October 1 or January 1, provided, however, that (a) the first Fiscal Quarter of the Term shall extend from the Effective Date to the end of the first full Fiscal Quarter thereafter, and (b) the last Fiscal Quarter of the Term shall end on the date of termination or expiration of this Agreement.
1.61    “Fiscal Year” means the period beginning on April 1 and ending on March 31 of the following calendar year; provided, however, that (a) the first Fiscal Year of the Term shall commence on the Effective Date and end on the first March 31 thereafter and (b) the last Fiscal Year of the Term shall commence on April 1 of the fiscal year in which this Agreement terminates or expires and end on the date of termination or expiration of this Agreement.
1.62    “GDPR” has the meaning set forth in Section 1.43 (Data Protection Law).
1.63    “Generic Action” has the meaning set forth in Section 8.5.3 (Right to Bring Action against a Generic Product).
1.64    “Genovis” has the meaning set forth in Section 1.137 (Upstream License).
1.65    “Governmental Body” means any: (a) nation, principality, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body or entity and any court or other tribunal); (d) multi-national or supranational organization or body; or (e) individual, entity, or body exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing authority or power of any nature.
1.66    “ICC” has the meaning set forth in Section 13.3.1 (Rules).

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

1.67    “Improper Conduct” has the meaning set forth in Section 14.2 (Improper Conduct).
1.68    “IND” means an investigational new drug application filed with the FDA or the equivalent application or filing filed with any equivalent agency or Governmental Body outside the United States (including any supra-national entity such as in the European Union) for approval to commence Clinical Trials in such jurisdiction, and including all regulations at 21 U.S. CFR § 312 et seq. and equivalent foreign regulations.
1.69    “Indemnified Party” has the meaning set forth in Section 11.3 (Procedure).
1.70    “Indemnifying Party” has the meaning set forth in Section 11.3 (Procedure).
1.71    “Intellectual Property” has the meaning set forth in Section 12.4 (Termination for Bankruptcy).
1.72    “Initiation” of a Clinical Trial means the first dosing of the first subject in such Clinical Trial, and “Initiate” or “Initiating” shall have correlative meanings.
1.73    “JSC” shall have the meaning set forth in Section 2.3 (Joint Steering Committee).
1.74    “JSC Chair” shall have the meaning set forth in Section 2.4 (Committee Chair).
1.75    “Joint IP” means all Arising IP that is jointly owned by the Parties.
1.76    “Joint Patents” shall have the meaning set forth in Section 8.4.1 (Filing, Prosecution, Maintenance and Defense of Joint Patents).
1.77    “Know-How” means any: (a) scientific or technical information, results and data of any type whatsoever, in any tangible or intangible form whatsoever, that is not in the public domain or otherwise publicly known, including discoveries, inventions, trade secrets, devices, databases, practices, protocols, regulatory filings, methods, processes (including Manufacturing processes, specification and techniques), techniques, concepts, ideas, specifications, formulations, formulae, data (including pharmacological, biological, chemical, toxicological, clinical and analytical information, quality control, trial and stability data), case reports forms, medical records, data analyses, reports, studies and procedures, designs for experiments and tests and results of experimentation and testing (including results of research or development), summaries and information contained in submissions to and information from ethical committees, or Regulatory Authorities, and Manufacturing process and development information, results and data, whether or not patentable, all to the extent not claimed or disclosed in a Patent Right; and (b) compositions of matter, assays, animal models and physical, biological or chemical material, including drug substance samples, intermediates of drug substance samples, drug product samples and intermediates of drug product samples. The fact that an item is known to the public shall not be taken to exclude the possibility that a compilation including the item, or a development relating to the item, is (and remains) not known to the public.
1.78    “Losses” has the meaning set forth in Section 11.1 (Indemnification by Selecta).

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

1.79    “Major European Market” means each of [***].
1.80    “Major Market” means each of (a) the United States of America, (b) collectively [***] of the [***] Major European Markets, and (c) Japan.
1.81    “Manufacturing” or “Manufacture” means all activities related to the production, manufacture, making, processing, filling, finishing, packaging, labeling, shipping and holding of a product or any intermediate thereof, including process development, process qualification and validation, scale-up, pre-clinical, clinical and commercial production and analytic development, product characterization, stability testing, quality assurance and quality control.
1.82    “Milestone Event” means each of the milestone events listed in Section 7.3 (Milestone Events and Milestone Payments).
1.83    “Milestone Payment” means the payment regarding a respective Milestone Event listed in Section 7.3 (Milestone Events and Milestone Payments).
1.84    “Mono Product” has the meaning set forth in Section 1.87 (Net Sales).
1.85    “NDC#” means (a) with respect to the United States, the unique 3-segment, 11- digit number that identifies the labeler (i.e., manufacturer, re-packager or distributor), the product and the trade package size, and (b) outside of the United States, any similar coding that is used to either (i) identify the labeler (i.e., manufacturer, re-packager or distributor), the product and the trade package size; or (ii) identify a pharmaceutical or biopharmaceutical product for the purposes of pricing and reimbursement for such pharmaceutical or biopharmaceutical product.
1.86    “Negotiation Period” has the meaning set forth in Section 3.4.2 (ROFN Period).
1.87    “Net Sales” means, [***]

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

[***]

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

[***]

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

[***]
1.88    “New Affiliate” has the meaning set forth in Section 3.3.1 (Change of Control of Selecta).
1.89    “Non-Breaching Party” has the meaning set forth in Section 12.3.1 (Material Breaches).
1.90    “Non-Generic Action” has the meaning set forth in Section 8.5.2 (Right to Bring Action).
1.91    “Party” has the meaning set forth in the Preamble.
1.92    “Patent Challenge” shall mean any challenge to the validity, patentability, enforceability, non-infringement or scope of any of the Selecta Patents or otherwise opposing any of the Selecta Patents through a legal or administrative proceeding, but solely to the extent such challenge is directed to a Patent Right related to the use of Xork or the Xork Product in the Field; provided, however, that [***] For clarity, [***]
1.93    “Patent Right(s)” means (a) all national, regional and international patents and patent applications, including provisional patent applications, (b) all patent applications filed either from such patents, patent applications or provisional applications or from an application claiming priority from either of these, including divisionals, continuations, continuations-in-part, provisionals, converted provisionals and continued prosecution applications, (c) any and all patents that have issued or in the future issue from the foregoing patent applications ((a) and (b)), including utility models, petty patents and design patents and certificates of invention, (d) any and all similar rights, including so-called pipeline protection or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any of such foregoing patent applications and patents; and (e) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, renewals, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications ((a), (b), (c) and (d)).
1.94    “Paying Party” has the meaning set forth in Section 7.8.2 (Tax Cooperation).

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

1.95    “Person” means any natural person, corporation, firm, business trust, joint venture, association, organization, company, partnership or other business entity, or any government or agency or political subdivision thereof.
1.96    “Personal Data” means any information relating to an identified or identifiable natural person as defined in the General Data Protection Regulation.
1.97    “Phase 1 Trial” means a Clinical Trial in which a product is administered to human subjects at multiple dose levels with the principle purpose of which is a preliminary determination of safety, metabolism, and pharmacokinetic and pharmacodynamic properties of the product and consistent with 21 U.S. CFR § 312.21(a), including similar Clinical Trials prescribed by a Regulatory Authority.
1.98    “Phase 3 Trial” means a human Clinical Trial of a product, which trial is designed
(a) to establish that the product is safe and efficacious for its intended use; (b) to define warnings, precautions and adverse reactions that are associated with the product in the dosage range to be prescribed; and (c) consistent with 21 U.S. CFR § 312.21(c), including similar Clinical Trials prescribed by a Regulatory Authority.
1.99    “Pivotal Study” means a Clinical Trial (whether or not designated a Phase 3 Trial) for a product that is expected to be the basis for submitting an application for, and obtaining Regulatory Approval of, such product for an indication, based on guidance or discussions with the applicable Regulatory Authority. [***]
1.100    “Pricing Approval” means any governmental approval, agreement, determination or decision establishing prices that can be charged and/or reimbursed for a pharmaceutical product in a jurisdiction where the applicable Governmental Body or Regulatory Authority approves or determines the pricing of pharmaceutical products.
1.101    “Prior ROFN” has the meaning set forth in Section 3.5.2 (Exercise of Prior ROFN).
1.102    “Prior ROFN Holder” has the meaning set forth in Section 3.5.2 (Exercise of Prior ROFN).
1.103    “Recipient” has the meaning set forth in Section 7.8.2 (Tax Cooperation).
1.104    “Regulatory Approval” means any and all approvals, licenses, registrations, or authorizations of the relevant Regulatory Authority necessary for the Development, Manufacture and Commercialization of a product in a particular country or jurisdiction, including any Pricing Approvals solely to the extent such Pricing Approvals are required to Commercialize such product in such jurisdiction.

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

1.105    “Regulatory Authority” means (a) in the US, the FDA, (b) in the EU, the EMA or the European Commission, or (c) any Governmental Body with similar regulatory authority over pharmaceutical or biotechnology products in any other jurisdiction anywhere in the world.
1.106    “Regulatory Filing” means all: (a) applications (including all INDs and other applications for Regulatory Approval), registrations, licenses, authorizations, and approvals (including Regulatory Approvals); (b) correspondence and reports submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority) and all supporting documents with respect thereto, including all regulatory drug lists, advertising and promotion documents, adverse event files, and complaint files; and (c) clinical data and data contained or relied upon in any of the foregoing, in each case ((a), (b), and (c)) relating to Xork, a Xork Product, an Astellas Combination Product or an Astellas Product.
1.107    “Right of Encumbered Field Negotiation” has the meaning set forth in Section
3.5.3 (Right to Negotiate for the Encumbered Field).
1.108    “Right of First Negotiation” has the meaning set forth in Section 3.4.2 (ROFN Period).
1.109    “ROFN Field” means, individually or collectively, [***] and [***].
1.110    “ROFN Notice” has the meaning set forth in Section 3.4.1 (Notification and Exercise).
1.111    “Royalty Term” has the meaning set forth in Section 7.4.2 (Royalty Term).
1.112    “Rules” has the meaning set forth in Section 13.3.1 (Rules).
1.113    “Sanctioned Person” means any person (a) debarred or suspended under Section 306 of the FD&C Act, (b) excluded from participation in federal health care programs, i.e., listed on the U.S. Department of Health and Human Services Office of Inspector General’s (OIG) List of Excluded Individuals/Entities, (c) debarred, disqualified, suspended, or otherwise being ineligible to participate in U.S. government procurement or non-procurement programs, i.e., listed on the General Services Administration’s System for Award Management (SAM), or (d) convicted of any crime or charged with any conduct that would reasonably be expected to result in debarment or suspension under Section 306 of the FD&C Act, exclusion from participation in federal health care programs, or debarment, disqualification, suspension, or otherwise becoming ineligible to participate in U.S. Government procurement or non-procurement programs.
1.114    “Selecta” has the meaning set forth in the Preamble.
1.115    “Selecta Indemnitees” has the meaning set forth in Section 11.2 (Indemnification by Astellas).
1.116    “Selecta Know-How” means all Know-How Controlled by Selecta or its Affiliates as of the Effective Date or at any time during the Term that is necessary or reasonably useful for

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

the Exploitation of Xork or Xork Products in the Field in the Territory. For the avoidance of doubt, Selecta Know-How shall include the Know-How within the Xork Arising IP.
1.117    “[***]” has the meaning set forth in Section 2.7.4ii (Astellas Final Decision-Making).
1.118    “Selecta Patents” means all the Patent Rights that are Controlled by Selecta or its Affiliates as of the Effective Date or at any time during the Term and that are necessary or reasonably useful for or otherwise Cover or claim the Exploitation of Xork or Xork Products in the Field in the Territory. [***] For the avoidance of doubt, Selecta Patents shall include the Patent Rights within the Xork Arising IP.
1.119    “Selecta Publication” has the meaning set forth in Section 9.3 (Publications).
1.120    “Selecta Technology” means the Selecta Know-How, Selecta’s interest in the Joint IP, Xork Arising IP and the Selecta Patents, collectively.
1.121    “Selling Party” has the meaning set forth in Section 1.87 (Net Sales).
1.122    “Senior Executives” shall have the meaning set forth in Section 13.2 (Escalation to Senior Executives).
1.123    “Statement of Interest” has the meaning set forth in Section 3.4.1 (Notification and Exercise).
1.124    “Sublicensee” means a Person other than an Affiliate of Astellas to which Astellas (or its Affiliate) has, pursuant to Section 3.2 (Grant of Sublicense by Astellas), granted sublicense rights under any of the license rights granted under Section 3.1 (Grant of License).
1.125    “Sublicense” shall be construed accordingly. For clarity, a Third Party distributor or other subcontractor granted rights solely pursuant to Section 5.6 (Subcontracting) shall not be deemed a Sublicensee.
1.126    “Supply Failure” has the meaning set forth in Schedule 4.2 (Key Terms and Conditions for Supply Agreements).
1.127    “Tax” or “Taxes” means any present or future taxes, levies, imposts, duties, charges, assessments or fees of any nature (including any interest thereon), including any VAT.
1.128    “Technology Transfer” has the meaning set forth in Section 4.5 (Technology Transfer Following Manufacturing Option Exercise).
1.129    “Term” has the meaning set forth in Section 12.1 (Term of Agreement).

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

1.130    “Territory” means all the countries in the world.
1.131    “Third Party” means any Person that is not a Party or an Affiliate of a Party or which is not a Sublicensee of Astellas hereunder.
1.132    “Third Party Action” has the meaning set forth in Section 8.6.1 (Notice).
1.133    “Third Party Combination Product” means a product that contains an Astellas Combination Product, together with one (1) or more other active ingredients that are not Astellas Products or Xork Products, and is sold either as a fixed dose/unit or as separate doses/units.
1.134    “Third Party License Agreement” means any agreement entered into by Astellas or its Affiliate with a Third Party, or any amendment or supplement thereto, in each case following the Effective Date, whereby royalties, fees or other payments are to be made by Astellas or its Affiliate to such Third Party in connection with the grant of rights under intellectual property rights Controlled by such Third Party, which rights are reasonably necessary to Develop, Manufacture, or Commercialize a Xork Product included in an Astellas Combination Product.
1.135    “United States” or “US” means the United States of America, its territories and possessions.
1.136    “Upfront Payment” has the meaning set forth in Section 7.1 (Upfront Payment).
1.137    “Upstream License” means that certain Exclusive License Agreement dated October 21, 2021 by and between Genovis AB (PUBL.) (“Genovis”) and Selecta, as may be amended from time to time.
1.138    “Valid Claim” means a claim of an issued and unexpired patent or patent application within the Selecta Patents covering the composition of matter or method of use of Xork or a Xork Product, which patent is Controlled by Selecta and has not (a) expired or been canceled,
(b) been declared invalid by an unreversed and unappealable decision of a court or other appropriate body of competent jurisdiction, (c) been admitted to be invalid or unenforceable through reissue, disclaimer, or otherwise or (d) been withdrawn or abandoned; provided that, if a claim of a pending patent application shall not have issued within [***] years after the earliest filing date from which such claim takes priority, such claim shall not constitute a Valid Claim for purposes of this Agreement unless and until a patent right issues with such claim (from and after which time the same would be deemed a Valid Claim).
1.139    “VAT” means any value added, sales, use, consumption, excise or similar Taxes.
1.140    “Xork” means IdeXork, IgG protease, and all variants, including truncated and substituted versions, thereof.
1.141    “Xork Arising IP” has the meaning set forth in Section 8.1.1 (Ownership).
1.142    “Xork Development Plan” has the meaning set forth in Section 5.1.2 (Xork Development Plan).

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

1.143    “Xork Development Plan Budget” has the meaning set forth in Section 5.1.3 (Costs and Budgeting).
1.144    “Xork License” has the meaning set forth in Section 3.1 (Grant of License).
1.145    “Xork Product” means any pharmaceutical or biopharmaceutical product containing or comprised of Xork, including any Combination Product (that is not an Astellas Combination Product) that contains or is comprised of Xork together with one or more other active ingredients.
ARTICLE 2 GOVERNANCE
2.1    Alliance Managers. Within [***] days of the Effective Date, each Party shall appoint the initial representative of such Party to act as its alliance manager under this Agreement (each, an “Alliance Manager”). Each Party may replace its Alliance Manager at any time upon notice to the other Party.
2.2    Alliance Manager Responsibilities. The Alliance Managers shall serve as the primary contact point between the Parties and shall be primarily responsible for facilitating the flow of information and for otherwise promoting day-to-day communication, coordination and collaboration between the Parties under this Agreement. Any requests for information from one Party to the other Party shall be made through the Alliance Managers. In particular, the Alliance Managers shall have the following responsibilities:
2.2.1    providing a single point of communication for seeking consensus both internally within the respective Party’s organization and between the Parties regarding key strategy and planning issues;
2.2.2    initially addressing any finance and business issues that may arise, including determining whether any escalation of discussions of any such matters within the Parties’ organizations is necessary or desirable;
2.2.3    participating as non-voting members of the JSC; and
2.2.4    performing such other functions as requested by the JSC.
2.3    Joint Steering Committee. Within [***] days of the Effective Date, the Parties shall establish a Joint Steering Committee (the “JSC”) comprised of [***] employee representatives of Selecta and [***] employee representatives of Astellas. The JSC may elect to vary the number of representatives from time to time; provided that, unless otherwise agreed by the Parties in writing at the JSC, the JSC shall maintain an equal number of representatives from each Party. Each representative shall have the appropriate experience and expertise to perform their responsibilities on the JSC and at least one (1) representative shall have sufficient seniority within the applicable Party’s organization to have the necessary decision making authority in order for the JSC to fulfill its responsibilities. Each Party may replace its representatives to the JSC at any time upon written notice to the other Party. The Alliance Managers may participate in the discussions

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

and meeting of the JSC, provided the Alliance Managers shall have no voting authority at the JSC. In addition, the JSC may invite other non-members to participate in the discussions and meetings of the JSC; provided, that such participants shall have no voting authority at the JSC and that any such non-employee participants are approved by the other Party (such approval not to be unreasonably withheld, delayed or conditioned) and bound by written obligations of non-use and confidentiality no less stringent than those set forth in Article 9 (Confidentiality).
2.4    Committee Chair. The JSC shall be chaired by [***] (the “JSC Chair”). The responsibilities of the JSC Chair shall include:
2.4.1    providing written notification to each Party at least [***] Business Days in advance of each JSC meeting, except in the case where such JSC meeting is scheduled with less than [***] Business Days advanced notice;
2.4.2    collecting and organizing agenda items for each JSC meeting and preparing the meeting agenda for such meeting; and
2.4.3    preparing the written minutes of each JSC meeting and circulating such minutes for review and approval by the Parties, and identifying any action items to be carried out by the Parties.
2.5    JSC Meetings. The JSC shall hold its first meeting within [***] days after the Effective Date. During the Term, the JSC shall meet on a [***] basis, either in person or by audio or video conference, at the JSC’s election. Either Party may also call a special meeting of the JSC (by videoconference or teleconference) upon at least [***] Business Days’ prior written notice to the other Party if such Party reasonably believes that a significant matter must be addressed before the next regularly scheduled JSC meeting, and such Party shall provide the JSC materials reasonably adequate to enable an informed discussion by its members no later than [***] Business Days before the special meeting; provided that the JSC may agree to waive such notification and timing requirements. Meetings of the JSC are effective only if at least [***] of the representatives of each Party are present at the meeting or participating by teleconference. The Parties shall endeavor to schedule meetings of the JSC at least [***] months in advance. The Parties shall agree on the minutes of each meeting promptly provided, that any minutes shall be deemed approved unless a JSC representative objects to the accuracy of such minutes within [***] Business Days after the circulation of the minutes.
2.6    JSC Responsibilities. During the Term, the JSC shall:
2.6.1    review, discuss and provide advice on the progress of the Xork Development Plan and the Astellas Development Plan;
2.6.2    review, discuss and determine whether to approve any material updates to the Xork Development Plan or Astellas Development Plan;
2.6.3    communicate regarding the status of the supply chain for Xork and the Xork Product and the development of the Manufacturing process for Xork and the Xork Product;

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

2.6.4    review and discuss updates to the Selecta Technology and Manufacturing of Xork and the Xork Product as provided pursuant to Section 3.6 (Transfer of Know-How) and 4.1 (Responsibility for Manufacturing);
2.6.5    form such other committees as the JSC may deem appropriate, including a joint development committee or joint manufacturing committee, provided that if any sub-committee was unable to reach agreement on a matter, such matter shall be submitted to the JSC for resolution;
2.6.6    attempt to resolve any disputes between the Parties on an informal basis; and
2.6.7    perform such other functions as expressly set forth in this Agreement or allocated to the JSC by a written amendment to this Agreement.
2.7    JSC Decision-Making.
2.7.1    General Process. The JSC shall only have the powers expressly assigned to it in this Article 2 (Governance) and elsewhere in this Agreement and shall not have the authority to (a) modify or amend the terms and conditions of this Agreement or (b) waive either Party’s compliance with the terms and conditions of this Agreement. Regardless of the number of Selecta JSC committee members or Astellas JSC committee members, each Party shall have one (1) vote, and the JSC shall make decisions by consensus. Except as otherwise expressly set forth in this Agreement, the phrase “determine,” “designate,” “confirm,” “approve,” or “determine whether to approve” by the JSC and similar phrases used in this Agreement shall mean approval in accordance with this Section 2.7.1 (General Process), including the escalation and tie breaking provisions herein.
2.7.2    Decisions of the JSC. The JSC shall use good faith efforts, in compliance with this Section 2.7.2 (Decisions of the JSC), to promptly resolve any disagreement of the Parties and any matter for which the JSC has authority under this Agreement. If, after the use of good faith efforts, the JSC is unable to resolve any such matter that is within the scope of the JSC’s authority or any other disagreement between the Parties that may be referred to the JSC, in each case, within a period of [***] days, then either Party may refer such matter for resolution in accordance with Section 2.7.3 (Resolution of JSC Disputes) to the Senior Executives.
2.7.3    Resolution of JSC Disputes. If a Party makes an election under Section
2.7.2 (Decisions of the JSC) to refer a matter on which the JSC cannot reach a consensus decision for resolution by the Senior Executives, then the JSC shall submit in writing the respective positions of the Parties to their respective Senior Executives. The Senior Executives shall use good faith efforts to resolve any such matter so referred to them as soon as practicable, and any final decision that the Senior Executives agree to in writing shall

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

be conclusive and binding on the Parties. If the Senior Executives are unable to reach agreement on any such matter referred to them within [***] days after such matter is so referred (or such longer period as the Senior Executives may agree upon), then, subject to Section 2.7.4 (Limitations on Decision Making) (a) Selecta shall have final decision making authority over any amendment to the Xork Development Plan, and (b) Astellas shall have final decision making authority over any amendment to the Astellas Development Plan.
2.7.4    Limitations on Decision Making.
i.    Selecta Final Decision-Making. Notwithstanding anything to the contrary set forth in this Agreement, Selecta shall not have the right to exercise its final decision-making authority in any manner that would [***]

ii.    Astellas Final Decision-Making. Notwithstanding anything to the contrary set forth in this Agreement, Astellas shall not have the right to exercise its final decision-making authority in any manner that would [***]

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

[***]
iii.    Development Disputes. Notwithstanding the timelines otherwise set forth in this Section 2.7 (JSC Decision-Making), [***] (each a “Development Dispute”), then the Parties shall use good faith efforts to resolve such Development Dispute at the JSC within [***] Business Days. If the Development Dispute is not resolved at the JSC it shall be referred to the Senior Executives of each Party and such Senior Executives shall promptly meet (including via video conference) and attempt in good faith to resolve such Development Dispute. If the Development Dispute was not resolved within [***] Business Days of having been referred to the Senior Executives, either Party could refer the Development Dispute [***].
2.7.5    Disbanding of JSC. The JSC shall disband (a) upon the Parties’ mutual written agreement, or (b) on the completion of all activities under the Xork Development Plan and Astellas Development Plan. Upon the termination of the JSC, the JSC shall have a final meeting thereafter to review the results of the Xork Development Plan and Astellas Development Plan and shall thereafter have no further authority with respect to the activities hereunder. After disbanding the JSC, the Parties shall make any decisions and have any discussions allocated to the JSC directly through the Alliance Managers, provided Section 2.7.4 shall still apply mutatis mutandis.
2.8    Cost of Governance. The costs incurred by each Party in connection with its Alliance Managers and its participation the JSC an any other committees or working groups shall be borne solely by such Party. Each Party shall be responsible for its own expenses relating to attendance at, or participation in, any meetings. All Third Party expenses incurred by the JSC in furtherance of a JSC meeting, such as expenses associated with off-site meetings, shall be shared equally by the Parties.
ARTICLE 3 GRANT OF LICENSE
3.1    Grant of License. Subject to the terms and conditions of this Agreement, Selecta (on behalf of itself and its Affiliates) hereby grants, and hereby causes its Affiliates to grant, to Astellas (a) an exclusive (even as to Selecta), upfront-, milestone-, and royalty-bearing, non- transferable (unless otherwise permitted subject to Section 15.1 (Assignment)) and sublicensable,

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

through multiple tiers (subject to Section 3.2 (Grant of Sublicense by Astellas)) right and license under the Selecta Technology to make, or have made, use, or have used, market, or have marketed, supply, offer for sale, or have offered for sale, sell, or have sold, export, or have exported, import, or have imported, research, Develop, Manufacture (solely upon exercise of the Manufacturing Option), Commercialize or otherwise Exploit Xork Products solely to the extent included as a component of an Astellas Combination Product in the Field in the Territory; provided that the Xork License shall not include the right to make, have made, or otherwise Manufacture Xork or any Xork Product unless and until Astellas exercises the Manufacturing Option pursuant to Section 4.4 (Manufacturing Option), and (b) a right of reference to any Regulatory Filings and Regulatory Approvals for Xork or Xork Products Controlled by Selecta or its Affiliates to exploit Astellas Combination Products (collectively, (a) and (b), the “Xork License”).
3.2    Grant of Sublicense by Astellas. Subject to the terms and conditions of this Agreement, Astellas shall have the right to grant to any of its Affiliates or to any Third Parties, sublicenses, through multiple tiers, under the Xork License; provided that: (a) each sublicense agreement to a Sublicensee shall be in writing and consistent with the terms and conditions of this Agreement; (b) Astellas shall ensure that its Affiliates or Sublicensees comply with the terms and conditions of this Agreement; and (c) Astellas’ grant of a sublicense shall not relieve Astellas of any of its obligations under this Agreement, so that (i) Astellas shall remain primarily liable to Selecta for any act or omission of an Affiliate or Sublicensee that would be a breach of this Agreement if performed or omitted by Astellas and (ii) Astellas shall remain responsible for the performance of all of Astellas’ duties and obligations contained in this Agreement by its Affiliates or Sublicensees to the same extent as if such activities were conducted by Astellas, in particular for any payments due hereunder. Astellas shall provide notice to Selecta of any sublicense agreement entered into by it or its Affiliates to a Sublicensee, and, upon request of Selecta, Astellas shall provide Selecta with a copy of each such executed sublicense agreement in English language, which agreement may be redacted to remove any sensitive financial or commercial information not necessary for Selecta to determine compliance with this Agreement. For clarity, any ancillary sublicense granted to a subcontractor pursuant to Section 5.6 (Subcontracting) shall not be deemed a sublicense pursuant to this Section 3.2 (Grant of Sublicense by Astellas).
3.3    Exclusivity. During the Term, except for completing its obligations and exercising its rights under this Agreement, including the performance of activities under the Xork Development Plan, Selecta shall not, directly or indirectly through any Affiliate or Third Party (including through the granting of any license, sublicence, right of reference or other enabling activity) Develop, Manufacture, Commercialize, or otherwise Exploit Xork or any Xork Products in the Field in the Territory.
3.3.1    Change of Control of Selecta. In the event that Selecta or any of its Affiliates undergoes a Change of Control with a Third Party (an “Acquirer”), the restrictions set forth in Section 3.3 (Exclusivity) shall not apply to (a) any activities involving Xork or Xork Products, as applicable, that such Acquirer or the Acquirer’s Affiliates (other than such Party or its Affiliates prior to such Change of Control) (each a “New Affiliate”) Controls that would otherwise constitute a breach of Section 3.3 (Exclusivity) (collectively, “Exclusivity-Related Activities”) being

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

performed wholly independent of this Agreement by the Acquirer or New Affiliates prior to the closing of the applicable Change of Control transaction, or (b) any Exclusivity-Related Activities undertaken by an Acquirer or New Affiliates upon or after the closing of the Change of Control transaction, in each case of (a) and (b), as long as (i) no Selecta Technology or Confidential Information of Astellas or its Affiliates is used by or on behalf of Selecta or Acquirer, as applicable, or their respective Affiliates in connection with any Exclusivity-Related Activities upon or after the closing of the Change of Control transaction, and (ii) Selecta, the Acquirer, and their respective Affiliates, institutes commercially reasonable safeguards to ensure the requirement set forth in the foregoing clause (i) are met, including by creating “firewalls” between the personnel working on such Exclusivity-Related Activities and the personnel working on the Xork Development Plan or having access to any Selecta Technology or Confidential Information of Astellas or its Affiliates.
3.3.2    Acquisition of a Third Party by Selecta. In the event that Selecta or any of its Affiliates merges or consolidates with, or otherwise acquires a Third Party (whether such transaction occurs by way of a sale of assets, merger, consolidation or similar transactions) that is performing any Exclusivity- Related Activities wholly independent of this Agreement prior to or at the closing of such transaction, then within [***] days from the closing of such transaction Selecta shall (a) divest or caused to have divested, whether by asset sale, exclusive license or otherwise, its interest in the products subject to such Exclusivity-Related Activities, (b) terminate the corresponding performance of any Exclusivity-Related Activities, or (c) pursuant to the terms of this Agreement, (i) amend the Xork Development Plan to include such Exclusivity-Related Activities under the terms of this Agreement, and (ii) mutually agree on and amend this Agreement as required to include such new product (including the license grants and other relevant provisions of this Agreement), and in each case ((a)-(c)), provide Astellas with written confirmation of such divestment, termination, or inclusion (and with respect to inclusion, agree on and execute the relevant amendments) within such [***] period. Until such divestment, termination, or inclusion is effective, the following shall apply:
(A) no Selecta Technology or Confidential Information of Astellas or its Affiliates shall be used by or on behalf of Selecta or the acquired entity, as applicable, or their respective Affiliates in connection with any Exclusivity- Related Activities upon or after the closing of the acquisition transaction, and (B) Selecta, the acquired entity, and their respective Affiliates, shall institute commercially reasonable safeguards to ensure the requirement set forth in the foregoing clause (A) are met, including by creating “firewalls” between the personnel working on such Exclusivity-Related Activities and the personnel working on the applicable Xork Development Plan or having access to any Selecta Technology or Confidential Information of Astellas or its Affiliates.

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

3.4    Right of First Negotiation.
3.4.1    Notification and Exercise. During the Term, if Selecta intends to grant rights to a Third Party for the Development or Commercialization of any Xork Product in any ROFN Field (as evidenced by the receipt of a term sheet from, offer or any written expression of interest or the intent to send a term sheet or other offer (whether written or oral) to, such Third Party for such grant), then, Selecta shall first provide Astellas with written notice (a “ROFN Notice”). Astellas shall have [***] days after receipt of such written notice to inform Selecta in writing whether Astellas wishes to exercise its Right of First Negotiation in such ROFN Field(s) (each such written notice, a “Statement of Interest”). Selecta shall be under no obligation to negotiate pursuant to the Right of First Negotiation unless and until it receives a Statement of Interest from Astellas within such [***] day period; provided, that Selecta may not negotiate with any Third Party during such [***] day period.
3.4.2    ROFN Period. Beginning on Astellas’ delivery of a Statement of Interest and for [***] days thereafter, subject to extension by mutual agreement of the Parties, such extension not to be unreasonably withheld, conditioned or delayed (the “Negotiation Period”), Astellas shall have the exclusive right of first negotiation (a “Right of First Negotiation”) to enter into an agreement with Selecta to amend this Agreement to add the ROFN Field to the Field and to add milestones, royalties, specified diligence obligations of Astellas to advance such Astellas Combination Products in such ROFN Field, and such other terms as may be agreed by the Parties. Until the expiration of such Negotiation Period, Selecta shall not discuss or negotiate the terms of any agreement with any Third Party that would grant such Third Party a license, grant or other transfer of rights with respect to Xork Products in the ROFN Field(s) subject to such Right of First Negotiation.
3.4.3    Lapse of ROFN. If Selecta provides Astellas a ROFN Notice in accordance with this Section 3.4 (Right of First Negotiation) and either (a) Astellas does not timely deliver a Statement of Interest, or (b) the Parties are unable to agree on the terms of any such agreement relating to such ROFN Field(s) by the end of the applicable Negotiation Period, then except as otherwise set forth in this Agreement, Astellas’ Right of First Negotiation with respect to such ROFN Field(s) shall expire and Selecta shall be free to enter into an agreement with any Third Party relating to any license, grant or other transfer of rights with respect to such ROFN Field(s); provided that for a period of [***] months after the expiration of such Negotiation Period, Selecta and its Affiliates shall not enter into any agreement contemplating any license, grant or other transfer of rights with respect to Xork Products in such ROFN Field under terms that are, in the aggregate,

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

materially less favorable to Selecta than the terms last offered by Astellas to Selecta with respect to Xork Products in such ROFN Field.
3.5    Encumbered Field Right of Negotiation.
3.5.1    Notification. During the Term, (a) if Selecta intends to grant rights to a Third Party for the Development or Commercialization of any Xork Product in the Encumbered Field, then Selecta shall first provide Astellas with written notice of such intent, or (b) Astellas wishes to obtain rights under the Selecta Technology to make, or have made, use, or have used, market, or have marketed, supply, offer for sale, or have offered for sale, sell, or have sold, export, or have exported, import, or have imported, research, Develop, Manufacture, Commercialize or otherwise Exploit Xork Products solely to the extent included as a component of an Astellas Combination Product in the Territory in the Encumbered Field, Astellas shall provide written notice of such intent (each such notice in (a) and (b), an “Encumbered Field Notice”).
3.5.2    Exercise of Prior ROFN. As of the Effective Date, Selecta has granted a right of first negotiation to a Third Party in the Encumbered Field (such right of first negotiation, the “Prior ROFN”, and such Third Party, the “Prior ROFN Holder”). Upon Selecta sending or receiving an Encumbered Field Notice, subject to the terms of the Prior ROFN, Selecta shall provide notice to the Prior ROFN Holder under the Prior ROFN for the Encumbered Field. If (a) the Prior ROFN Holder does not exercise the Prior ROFN, or (b) Selecta and the Prior ROFN Holder are not able to come to terms on the Prior ROFN and Selecta is permitted to negotiate with third parties under the Prior ROFN, then Selecta shall provide notice to Astellas (“Encumbered Field Availability Notice”). If the Encumbered Field Notice was sent by Selecta pursuant to Section 3.5.1(a) (Notification), Astellas shall provide notice within [***] Business Days of Astellas’ receipt of the Encumbered Field Availability Notice whether it is interested in exercising Astellas’ Right of Encumbered Field Negotiation. If Astellas either does not provide such notice within such [***] Business Day period or provides notice that it is not interested in exercising Astellas’ Right of Encumbered Field Negotiation, Astellas shall be deemed to have waived its Right of Encumbered Field Negotiation.
3.5.3    Right to Negotiate for the Encumbered Field. Beginning on Selecta’s delivery of an Encumbered Field Availability Notice to Astellas and for [***] days thereafter, subject to extension by mutual agreement of the Parties, such extension not to be unreasonably withheld, conditioned or delayed (the “Encumbered Field Negotiation Period”), subject to the Prior ROFN, Astellas shall have the exclusive right of first negotiation (a “Right of Encumbered Field Negotiation”), to enter into an agreement with Selecta to amend this Agreement to add the Encumbered Field to the

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Field and to add milestones, royalties, specified diligence obligations of Astellas to advance such Astellas Combination Products in such Encumbered Field, and such other terms as may be agreed by the Parties. Such Agreement shall be subject to the requirements of the Prior ROFN, including any provisions that the terms granted to Astellas under the Right of Encumbered Field Negotiation be in the aggregate materially no less favorable to Selecta than the last terms offered by the Prior ROFN Holder. Upon receipt of an Encumbered Field Availability Notice, Selecta and Astellas shall use good faith efforts to exclusively negotiate and execute one or more agreements contemplating such grant of rights to Astellas with respect to the Encumbered Field. During the Encumbered Field Negotiation Period, Selecta shall not discuss or negotiate the terms of any agreement with any Third Party that would grant such Third Party a license, grant or other transfer of rights with respect to Xork Products in the Encumbered Field.
3.5.4    Lapse of Encumbered Field Negotiation Right. If Selecta provides Astellas an Encumbered Field Availability Notice in accordance with this Section 3.5 (Encumbered Field Right of Negotiation) and either (a) Astellas waives its Right of Encumbered Field Negotiation pursuant to Section 3.5.1 (Notification), or (b) the Parties are unable to agree on the terms of any such agreement relating to the Encumbered Field by the end of such Encumbered Field Negotiation Period, then except as otherwise set forth in this Agreement, Astellas’ Right of Encumbered Field Negotiation with respect to the Encumbered Field(s) shall expire and, subject to the Prior ROFN, Selecta shall be free to enter into an agreement with any Third Party relating to any license, grant or other transfer of rights with respect to the Encumbered Field.
3.6    Transfer of Know-How. Within [***] days of the Effective Date, Selecta shall, and shall cause its Affiliates to, without additional compensation, disclose and make available to Astellas, in such reasonable form as Astellas may reasonably request, the Selecta Technology and Regulatory Documentation, and thereafter at each meeting of the JSC (if in existence) or [***] per Fiscal Quarter during a meeting of the Alliance Managers, Selecta shall use reasonable efforts to disclose any updates to the Selecta Technology, but in each case excluding any such Selecta Technology and Regulatory Documentation to the extent related to the Manufacturing of Xork or the Xork Product.
3.7    License to Astellas Arising IP. Astellas hereby grants Selecta a non-exclusive, perpetual, non-terminable, royalty-free, fully paid-up sublicensable license under the Astellas’ Arising IP to make, have made, use, import, export, offer for sale, sell and have sold Xork or Xork Products outside of the Field.
3.8    Retained Rights; Upstream License. Notwithstanding anything stated herein to the contrary, Astellas acknowledges that Selecta prior to the Effective Date has entered into the

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Upstream License and all rights and licenses granted by Selecta hereunder are expressly subject to the Upstream License.
3.9    No Implied License; No Trademark Rights. No right or license is granted to Astellas hereunder by implication, estoppel, or otherwise to any Know-How, Patent Right or other intellectual property right owned or Controlled by Selecta or its Affiliates. No right, express or implied, is granted by this Agreement to a Party to use in any manner the name or any other trade name or trademark of the other Party in connection with the performance of this Agreement or otherwise except as set forth in Section 5.7 (Trademarks).
ARTICLE 4 MANUFACTURING
4.1    Responsibility for Manufacturing. Subject to Section 4.4 (Manufacturing Option), as between the Parties, Selecta shall solely lead, control, and be responsible for the Manufacture of the Xork and Xork Products in the Territory. Selecta shall use Commercially Reasonable Efforts to Manufacture and supply, either itself or through an Affiliate or a contract manufacturing organization (“CMO”), all supplies of Xork and Xork Products for both Parties’ Development and Commercialization activities conducted in the Territory in accordance with the Astellas Development Plan, the Xork Development Plan, the Clinical Supply Agreement, and the Commercial Supply Agreement. At each meeting of the JSC or [***] per Fiscal Quarter during a meeting of the Alliance Managers (if the JSC is no longer in existence), [***]. Schedule 4.1 (Selecta CMOs) sets forth a list of all CMOs used by Selecta in the Manufacture of the Xork Product as of the Effective Date. Selecta shall provide Astellas at least [***] days prior written notice of any new CMO proposed to be used by Selecta and provide an updated Schedule 4.1 (Selecta CMOs).
4.2    Clinical Supply Agreement. Promptly after the Effective Date, the Parties shall negotiate in good faith and enter into a clinical supply agreement (the “Clinical Supply Agreement”), and a related quality agreement, which agreements shall be consistent with the material terms and conditions set forth on Schedule 4.2 (Key Terms and Conditions for Supply Agreements) and will otherwise contain terms and conditions that are customary in the biopharmaceutical industry and which shall govern the terms and conditions of the Manufacturing and supply of the Xork and Xork Product for Development activities under the Astellas Development Plan. If the Parties have not agreed on the terms for the Clinical Supply Agreement within [***] days, either Party may refer such matter to the Senior Executives of each Party and such Senior Executives shall promptly meet (including via video conference) and attempt in good faith to resolve such matter. If the Senior Executives are unable to agree on the terms of a Clinical Supply Agreement within [***] Business Days of such matter having been referred to the Senior Executives, either Party could refer the determination of the terms of the Clinical Supply Agreement [***].

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

4.3    Commercial Supply Agreement. No later than [***] months prior to the anticipated filing for the first Regulatory Approval for an Astellas Combination Product, the Parties shall negotiate in good faith and enter into a commercial supply agreement (the “Commercial Supply Agreement”), and a related quality agreement, which agreements shall be consistent with the material terms and conditions set forth on Schedule 4.2 (Key Terms and Conditions for Supply Agreements) and will otherwise contain terms and conditions that are customary in the biopharmaceutical industry and which shall govern the terms and conditions of the Manufacturing and supply of the Xork and Xork Product for Commercialization activities under this Agreement. If the Parties have not agreed on the terms for the Commercial Supply Agreement within [***] days, either Party may refer such matter to the Senior Executives of each Party and such Senior Executives shall promptly meet (including via video conference) and attempt in good faith to resolve such matter. If the Senior Executives are unable to agree on the terms of a Commercial Supply Agreement within [***] Business Days of such matter having been referred to the Senior Executives, either Party may refer the determination of the terms of the Commercial Supply Agreement [***].
4.4    Manufacturing Option. In the event of a Supply Failure under the Clinical Supply Agreement or Commercial Supply Agreement, Astellas shall have the option to assume responsibility for the manufacturing of Xork or the Xork Products for use in an Astellas Combination Product (“Manufacturing Option”). Immediately following a Supply Failure under the Clinical Supply Agreement or Commercial Supply Agreement, Astellas may exercise the Manufacturing Option by providing written notice to Selecta. For clarity, if a Supply Failure occurs, Astellas may exercise the Manufacturing Option even if Selecta was not in breach of its obligation to use Commercially Reasonable Efforts to Manufacture and supply Xork or the Xork Products.
4.5    Technology Transfer Following Manufacturing Option Exercise.
4.5.1    In the event of a Supply Failure and Astella’s subsequent exercise of the Manufacturing Option, Selecta shall transfer or have transferred to Astellas or a Third Party contract manufacturer designated by Astellas all Selecta Know-How then Controlled by Selecta or its Affiliates that is reasonably necessary or useful to enable the Manufacture of Xork and Xork Products then-currently used in Astellas Combination Products at the then-current scale with acceptable minimum process parameters such as yield, quality, titer, cycle time, and any comparability activities as needed. Each such Know-How transfer requested by Astellas for itself or a Third Party contract manufacturer (“Technology Transfer”) shall be commenced within [***] days following the exercise of the Manufacturing Option and conducted pursuant to an agreed technology transfer plan to be developed by the Parties (with input from the Third Party contract manufacturer, as applicable) and overseen by the JSC (if still in existence) or the Alliance Managers for the purpose of ensuring the complete and timely transfer of such Know-How. The Parties shall use Commercially Reasonable Efforts to complete each Technology Transfer (i.e., successful Manufacturing at the same scale of production) within [***] months following the exercise of

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

the Manufacturing Option. [***]
4.5.2    In conducting the Technology Transfer:
i.    Selecta shall, at its cost, cause the employees and representatives of Selecta and its Affiliates that [***] to meet with employees or representatives of Astellas (or its designee) at the applicable manufacturing facility at mutually convenient times to assist with the working up and use of the Manufacturing process, to support and execute the transfer of all applicable analytical methods and the validation thereof, and to assist with the training of the personnel of Astellas (or its designee) to the extent necessary or useful to enable Astellas (or its designee) to use and practice the Manufacturing process as permitted under this Agreement; and
ii.    Selecta shall, at its cost, take reasonable steps, and shall use Commercially Reasonable Efforts to cause its Third Party manufacturers to take such steps (including by using Commercially Reasonable Efforts to negotiate contractual obligations for such Third Party manufacturers to do so under new master services agreements or other similar agreements entered into following the Effective Date), to cooperate with and assist Astellas (or its Affiliate or designated Third Party manufacturer, as applicable) in obtaining any necessary licenses, permits or approvals from Regulatory Authorities with respect to the Manufacture of the Xork and Xork Products used in Astellas Combination Products at Astellas’ designated facilities.
iii.    After Selecta has completed a Technology Transfer, during the Term, and no more than [***] per Fiscal Quarter, Selecta shall disclose and make available to Astellas or its designee through the JSC (if still in existence) or the Alliance Managers any additional material Manufacturing-related Selecta Know-How that have not been previously transferred to Astellas and that is necessary or useful for Astellas to use and practice the Manufacturing process, and shall provide such other assistance as Astellas may reasonably request that is necessary or useful to enable Astellas (or its designee) to use and practice such additional Know-How and otherwise proceed with the Manufacture of the Xork and Xork Products used in Astellas Combination Products thereafter during the Term in accordance with this Agreement.

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

ARTICLE 5
DEVELOPMENT, MANUFACTURING AND COMMERCIALIZATION
5.1    Xork Development.
5.1.1    Development. Subject to the terms and conditions of this Agreement, including the rights granted to Astellas in the Field, Selecta shall have the exclusive right and responsibility to research and Develop Xork Products and to conduct (either itself or through its Affiliates or Sublicensees, including subcontractors) all Clinical Trials and non-clinical studies that are necessary or useful to obtain Regulatory Approval for Xork Products in the Territory.
5.1.2    Xork Development Plan. The Development of Xork Products relating to their use in the Field shall be governed by a development plan that describes the proposed overall program of Development, the Development assumptions, Development steps and personnel commitment of Selecta which shall in particular include, [***] (the “Xork Development Plan”). The initial Xork Development Plan is attached hereto as Schedule 5.1.2 (Xork Development Plan).
5.1.3    Costs and Budgeting. The initial Xork Development Plan includes an estimated initial budget for activities to be conducted by Selecta, which Selecta, in consultation with Astellas through the JSC, shall finalize within [***] months of the Effective Date (such finalized budget, the “Xork Development Plan Budget”) and Astellas shall reimburse Selecta for [***] of all costs actually incurred by Selecta or its Affiliates in the conduct of activities performed in accordance with the Xork Development Plan; provided that (a) Astellas shall not be obligated to reimburse Selecta for any portion of costs incurred during any Fiscal Year in the conduct of activities under the Xork Development Plan in excess of [***] of the Xork Development Plan Budget for such Fiscal Year, and (b) Selecta shall be solely responsible for all such excess expenses above [***] of the Xork Development Plan Budget incurred during such Fiscal Year, unless otherwise agreed in writing by Astellas. Selecta shall be responsible for all remaining costs and expenses incurred in the performance of the Xork Development Plan.

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

5.1.4    Amendments to the Xork Development Plan. If Selecta wishes to make any material update to the Xork Development Plan, [***] Any such material update to the Xork Development Plan shall be subject to the JSC’s prior approval (and the decision-making rights set forth in Section 2.7.3 (Resolution of JSC Disputes)).
5.1.5    Updates on Development. No less frequently than [***], Selecta shall provide the JSC with an update on the Development activities under the Xork Development Plan, including the completion or cessation of Development activities or commencement of new Development activities. Such [***] update shall contain at least the information as set forth in Schedule 5.1.5 (Development Progress Report).
5.1.6    Astellas Assistance. As more fully set forth in the Xork Development Plan, Selecta shall discuss with Astellas the design and execution of that certain planned [***] study assessing the use of a Xork Product in healthy volunteers, and shall consider in good faith Astellas’ recommendations regarding the design and execution of such study.
5.1.7    Diligence by Selecta. Selecta shall exercise Commercially Reasonable Efforts to complete the activities in the Xork Development Plan in accordance with the timelines set forth in the then-current Xork Development Plan.
5.1.8    Xork Development Outside of the Xork Development Plan. Nothing in this Agreement shall restrict Selecta from conducting research and Development activities relating to Xork and Xork Products outside the Field or outside the Xork Development Plan.
5.2    Astellas Combination Product Development.
5.2.1    Development. Astellas shall have the exclusive right and responsibility to research and Develop Astellas Combination Products and to conduct (either itself or through its Affiliates or Sublicensees, including subcontractors) all Clinical Trials and non-clinical studies that are necessary or useful to obtain Regulatory Approval for Astellas Combination Products in the Territory. Astellas shall be responsible for all costs and expenses incurred in connection with the Development of any Astellas Combination Products in the Field in the Territory.
5.2.2    Astellas Development Plan. The Development of Astellas Combination Products shall be governed by a development plan that describes the

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

proposed overall program of Development and which shall in particular include, [***] (the “Astellas Development Plan”). The initial Astellas Development Plan is attached hereto as Schedule 5.2.2 (Astellas Development Plan). Notwithstanding the foregoing, the Astellas Development Plan is not required to include any non-clinical or clinical studies related to an Astellas Product.
5.2.3    Amendments to the Astellas Development Plan. If Astellas wishes to make any material update to the Astellas Development Plan, [***]. Any such material update to the Astellas Development Plan shall be subject to the JSC’s prior approval (and the decision-making rights set forth in Section 2.7.3 (Resolution of JSC Disputes)).
5.2.4    Updates on Development. No less frequently than [***], Astellas shall provide the JSC with an update on the Development activities, whereas such updates shall take into account the progress and status of Development of each Astellas Combination Product, including the completion or cessation of Development activities or commencement of new Development activities. Such [***] update shall contain at least the information as set forth in Schedule 5.1.5 (Development Progress Report).
5.2.5    Selecta Assistance. Upon Astellas’ reasonable request and as set forth more fully in the Astellas Development Plan, Selecta shall reasonably assist Astellas with the design and execution of studies in the Astellas Development Plan solely to the extent such assistance relates to the use of the Xork Product. Astellas shall consider in good faith Selecta’s recommendations regarding the design and execution of any studies included in the Astellas Development Plan.
5.3    Commercialization by Astellas.
5.3.1    Subject to the terms and conditions of this Agreement, Astellas shall have the    exclusive    right    and    responsibility    to    Commercialize    Astellas

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Combination Products in the Field in the Territory (either itself or through its Affiliates or Sublicensees), including, to the extent allowed by Applicable Law, setting pricing and discounting terms for the Astellas Combination Product. Astellas shall be responsible for all costs and expenses incurred in connection with the Commercialization of Astellas Combination Products in the Field in the Territory.
5.3.2    The Commercialization of each Astellas Combination Product shall be supported by a commercialization plan that describes the proposed overall program of Commercialization for the Major Markets, [***] “Commercialization Plan”). The first Commercialization Plan shall be prepared by Astellas [***] months prior to the expected date of the First Commercial Sale of an Astellas Combination Product and shall provide such other scope of detail as agreed by the Parties acting in good faith. [***] following the First Commercial Sale in the Major Markets, Astellas shall provide to Selecta an updated Commercialization Plan reflecting any material changes to such plan.
5.3.3    [***]
5.4    Diligence by Astellas. Astellas shall exercise Commercially Reasonable Efforts to
(a) Develop and obtain Regulatory Approval for one Astellas Combination Product in the Field in each of the Major Markets consistent with the Astellas Development Plan, and (b) to Commercialize an Astellas Combination Product in the Field in each of the Major Markets for which such Astellas Combination Product achieves Regulatory Approval.
5.5    Record Keeping.
5.5.1    Astellas shall maintain complete and accurate books and records pertaining to its Development and Commercialization of Astellas Combination Products hereunder, in sufficient detail to verify compliance with its obligations under this Agreement, which books and records shall be in compliance with Applicable Law and properly reflect all work done and results achieved in the performance of its Development and Commercialization activities. Such records shall be retained by Astellas for

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

at least [***] years after the end of the period to which such records pertain or for such longer period as may be required by Applicable Law.
5.5.2    Selecta shall maintain complete and accurate books and records pertaining to its Development of Xork and Xork Products hereunder (including in connection with the Xork Development Plan), in sufficient detail to verify compliance with its obligations under this Agreement, which books and records shall be in compliance with Applicable Law and properly reflect all work done and results achieved in the performance of its Development activities. Such records shall be retained by Selecta for at least [***] years after the end of the period to which such records pertain or for such longer period as may be required by Applicable Law.
5.6    Subcontracting. Subject to Section 3.2 (Grant of Sublicense by Astellas), Astellas shall have the right to engage Affiliates or Third Party subcontractors to perform specific tasks and obligations reasonably related to its activities under this Agreement. Any Affiliate or Third Party subcontractor to be engaged by Astellas hereunder shall meet the qualifications typically required by Astellas for the performance of work similar in scope and complexity to the subcontracted activity.
5.7    Trademarks. Astellas shall have the sole authority to select trademarks for the Astellas Combination Products and shall be solely responsible, at its sole cost and expense, for the establishment, maintenance, prosecution, enforcement and defense of any such trademark. Selecta shall not be able to claim any right on such trademark of Astellas, and shall not adopt or use, register or attempt to register in the Territory any trademark, trade name, domain name, or similar commercial symbol that includes, or is confusingly similar to, Astellas’ trademarks used in connection with any Astellas Combination Product. Astella may use Selecta’s Corporate Marks solely the extent required to comply with Applicable Law, provided that, if Astellas uses such marks, the provisions of Schedule 5.7 (Trademarks) shall apply.
ARTICLE 6 REGULATORY MATTERS
6.1    Regulatory Filings for Xork Products. As between the Parties, Selecta shall be solely responsible, at its own cost, for obtaining and shall own and maintain all Regulatory Filings and Regulatory Approvals for Xork Products in the Territory, including any orphan drug designation (and related tax benefits), orphan drug exclusivity, biosimilar exclusivity and Priority Review Vouchers. [***]

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

[***]. Selecta shall keep Astellas informed regarding all key regulatory activities relating to Xork Products, including Regulatory Filings, Regulatory Approvals, audit reports and meetings with Regulatory Authorities. Selecta shall provide Astellas a right to review and comment on any Regulatory Approvals [***] and Selecta shall consider in good faith Astellas’ comments. [***] Selecta shall, to the extent practicable, provide Astellas at least [***] Business Days’ prior written notice of any meeting with a Regulatory Authority and, to the extent permitted by Applicable Law, and unless otherwise infeasible, Selecta shall permit Astellas to participate in any meeting with Regulatory Authorities solely related to the use of Xork in the Field.
6.2    Regulatory Filings for Astellas Products and Astellas Combination Products. As between the Parties, Astellas shall be solely responsible, at its own cost, for obtaining and shall own and maintain all Regulatory Filings and Regulatory Approvals for the Astellas Products and the Astellas Combination Products (other than approvals for Xork Product(s) as part of an Astellas Combination Product that is a Cross-Labeled Product, which Selecta shall obtain and maintain pursuant to Section 6.1 (Regulatory Filings for Xork Products)) in the Territory, including any orphan drug designation (and related tax benefits), orphan drug exclusivity, biosimilar exclusivity and Priority Review Vouchers. Astellas shall keep Selecta reasonably informed regarding all key regulatory activities relating to Astellas Combination Products, including with respect to any material Regulatory Filings, Regulatory Approvals, audit reports and meetings with Regulatory Authorities. Astellas shall provide Selecta a right to review and comment on any applications for Regulatory Approvals [***] and Astellas shall consider in good faith Selecta’s comments. Astellas shall, to the extent practicable, provide Selecta at least [***] Business Days’ prior written notice of any meeting with a Regulatory Authority regarding an Astellas Combination Product and, to the extent permitted by Applicable Law, and unless otherwise impractical, Astellas shall permit Selecta to participate in any meeting with Regulatory Authorities regarding an Astellas Combination Product in the Major Markets but only if Astellas reasonably believes that Xork will be a material part of the discussion.
6.3    Selecta Assistance. Upon Astellas’ reasonable request, Selecta shall provide Astellas such information or data related to Xork which Selecta then Controls, to the extent such information or data is required by the applicable Regulatory Authority in connection with Astellas obtaining or maintaining Regulatory Approval for Astellas Combination Products; provided, however, if the information requested relates to analytical and quality control data, stability data, and other chemistry, manufacturing and control data, then, at Selecta’s option, and upon prior written notice to Astellas, Selecta may provide such information or data directly to the applicable Regulatory Agency, in which case, Selecta shall notify Astellas in writing once such information or data has been provided. Selecta shall use reasonable efforts to provide such data prior to any timelines requested by the applicable Regulatory Authority.

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

6.4    Right of Reference. Selecta hereby grants to Astellas a right of reference to, and a right to use, any Regulatory Filings and Regulatory Approvals for Xork or Xork Products Controlled by Selecta or its Affiliates to the extent reasonably necessary for Astellas, its Affiliates, and its Sublicensees to Exploit Astellas Combination Products in the Field. Selecta shall execute such documents or instruments reasonably required to provide such right of reference or right of use promptly following written request by Astellas.
6.5    Safety Reporting and Pharmacovigilance. The Parties shall comply with any and all Applicable Laws in connection with the collection and reporting of safety data related to Xork Products. Prior to the Initiation of the first Clinical Trial under the Astellas Development Plan, Astellas and Selecta shall execute a pharmacovigilance agreement for the reporting of safety information related to Xork or a Xork Product; provided that Selecta shall be the holder of any global safety database related to solely to Xork. Astellas shall be solely accountable for reporting all safety information required to be submitted to the concerned Regulatory Authorities, ethics committees, institutional review boards or investigators as required by Applicable Laws related to Astellas Combination Products. Where applicable and when applicable, Astellas shall be solely responsible for pharmacovigilance activities related to Astellas Combination Products in the respective country(ies) according to Applicable Laws. Selecta shall be solely responsible for reporting all safety information required to be submitted to the concerned Regulatory Authorities, ethics committees, institutional review boards or investigators as required by Applicable Laws related to the Xork Product.
6.6    Recalls. Each Party shall make every reasonable effort to notify the other Party if it reasonably believes that any event, incident, or circumstance has occurred that may result in the need for a recall, market suspension, or market withdrawal of the Xork Product or an Astellas Combination Product in the Field in the Territory, and shall include in such notice the reasoning behind such belief, and any supporting facts. As between the Parties, (a) Selecta shall have the right to make the final determination whether to implement any such recall, market suspension, or market withdrawal with respect to a Xork Product in the Field in the Territory, including any Xork Product that is part of an Astellas Combination Product that is a Cross-Labeled Product (as opposed to a Combination Product), and shall have the sole right to undertake and control all such recalls, and
(b) Astellas shall have the right to make the final determination whether to implement any such recall, market suspension, or market withdrawal with respect to an Astellas Combination Product in the Field in the Territory, excluding any Xork Product that is part of an Astellas Combination Product that is a Cross-Labeled Product (as opposed to a Combination Product), and shall have the sole right to undertake and control all such recalls. For all recalls, market suspensions or market withdrawals undertaken pursuant to this Section 6.6 (Recalls), the other Party shall reasonably cooperate in all such recall, market suspension or market withdrawal efforts, as applicable, at its sole expense. Each Party shall bear its own expenses in connection with any recall, market suspension or market withdrawal; provided, however, if the cause of such recall, market suspension or market withdrawal was as a result of any breach of this Agreement, the Clinical Supply Agreement or the Commercial Supply Agreement by a Party, then the breaching Party shall solely bear the cost of any such recall, market suspension or market withdrawal.

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

ARTICLE 7 FINANCIAL TERMS
7.1    Upfront Payment. In partial consideration for the grant of the rights hereunder, Astellas shall pay to Selecta the non-refundable, non-creditable sum of ten million US Dollars ($10,000,000) (the “Upfront Payment”) within [***] days following receipt of an invoice from Selecta, such invoice to be issued on or promptly after the Effective Date.
7.2    Milestone Payments. As further partial consideration for the grant of the rights hereunder, Astellas shall pay or cause to be paid to Selecta the non-refundable Milestone Payments with respect to any Astellas Combination Product achieving a Milestone Event, in each case in accordance with the following provisions:
7.2.1    Notification. Selecta shall notify Astellas in writing of the achievement of any of Milestone Events No. 1 or No. 2. Astellas shall notify Selecta in writing of the achievement (a) of any of the Milestone Events No. 3 to No. 6 promptly, but no later than within [***] days upon achievement; and (b) of any the Milestone Events No. 7 to No. 10 promptly, but no later than within [***] days upon the end of the Fiscal Year in which such Milestone Event was achieved.
7.2.2    Payment Terms for Milestone Payments. Astellas shall pay any Milestone Payments corresponding to any of the Milestone Events to Selecta within [***] days upon receipt of a corresponding invoice from Selecta for such Milestone Payment, whereby Selecta shall issue such invoice to Astellas promptly upon either issuance of the relevant notice to Astellas or receipt of the relevant notification from Astellas pursuant to Section 7.2.1 (Notification).
7.2.3    Clarifications on Development and Launch Milestones Events. Each Milestone Payment No. 1 to No. 6 shall be paid only once for the first Astellas Combination Product achieving any such Milestone Event.
7.2.4    Clarifications on Commercial Milestone Events. Each Milestone Payment for a commercial Milestone Event No. 7 to No. 10 shall be made only once, regardless of the number of Fiscal Years in which such commercial Milestone Event in achieved. The achievement of a higher commercial Milestone Event shall trigger the payment of a lower commercial Milestone Event, if such lower commercial Milestone Event had not been triggered prior to achievement of the higher commercial Milestone Event. For example, [***]

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

7.3    Milestone Events and Milestone Payments

[***]

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
7.4    Royalty.
7.4.1    Royalty Rate. As further partial consideration for Selecta’s grant of the rights and licenses to Astellas hereunder, Astellas shall, during each applicable Royalty Term, on an Astellas Combination Product-by-Astellas Combination Product basis, pay to Selecta royalties on worldwide aggregate annual Net Sales of each Astellas Combination Product in the Territory for each Fiscal Year at the royalty rates set forth in the table below.

[***]

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
[***]

7.4.2    Royalty Term. Royalties shall be payable, on an Astellas Combination Product-by-Astellas Combination Product and country-by-country basis, from the date of First Commercial Sale of a given Astellas Combination Product in a given country until the later of (a) [***] years after the First Commercial Sale of such Astellas Combination Product in such country, or
(b) the expiration or invalidation of the last remaining Valid Claim Covering the Xork Product in such Astellas Combination Product in such country (“Royalty Term”).
7.4.3    Reduction of Royalties.
i.    No Valid Claim. On a country-by-country and Fiscal Quarter-by- Fiscal Quarter basis, if the Xork Product in an Astellas Combination Product is not Covered by a Valid Claim, then the royalties on Net Sales of such Astellas Combination Product due under Section 7.4.1 (Royalty Rate) in such Fiscal Quarter shall be reduced by [***] in a given country.
ii.    Generic Competition. In the event that in any country in the Territory during the Royalty Term for an Astellas Combination Product there is Biosimilar Competition in such country for a Fiscal Quarter, then commencing in such Fiscal Quarter for such Astellas Combination Product in such country and thereafter, the royalties on Net Sales of an Astellas Combination Product in such country due under Section 7.4.1 (Royalty Rate) shall be reduced by [***].
iii.    Third Party Payments. If Astellas enters into a Third Party License Agreement, Astellas shall be entitled to deduct from the royalties payable to Selecta under Section 7.4.1 (Royalty Rate) in a Fiscal Quarter an amount equal to [***] of any amounts paid by Astellas in such Fiscal Quarter pursuant to such Third Party License Agreement(s) (but solely to the extent such payment pertains to the use of Xork and not any other product) in respect of the Astellas Combination Products which gave rise to the payment

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

obligation under Section 7.4.1 (Royalty Rate). For clarity, Selecta shall be responsible for all payments arising under the Upstream License and any such payments by Selecta shall not entitle Astellas to offset such amounts against royalties payable to Selecta.
iv.    Floor on Payment Reductions. The royalties on Net Sales of an Astellas Combination Product in a country due under Section 7.4.1 (Royalty Rate) may not be reduced by more than [***]
7.5    Royalty Reports.
7.5.1    Reporting. Commencing with the Fiscal Quarter in which the First Commercial Sale of an Astellas Combination Product is made by Astellas or its Affiliate or Sublicensee, Astellas shall submit to Selecta with each royalty payment a reasonably detailed, written report detailing its computation of royalties due on Net Sales in each country during each Fiscal Quarter within [***] days after the end of each Fiscal Quarter (and Astellas shall cause its Affiliates and Sublicensees to submit royalty reports containing the same level of detail), whereas the report shall indicate: (a) the amount of Net Sales of Astellas Combination Products sold by Astellas, its Affiliates and Sublicensees during the reporting period; (b) the royalties due thereon; (c) the exchange rates used in determining the amount of US Dollars; and (d) the reductions taken under Section 7.4.3 (Reduction of Royalties).
7.5.2    Disputes regarding Reports. In the event of a dispute regarding the royalty reports, the Parties shall work in good faith to resolve the dispute. If the Parties are unable to resolve the dispute within [***] weeks following a Party’s notification of dispute, the dispute shall be submitted for decision to a certified public accounting firm mutually selected by each Party’s certified public accountants or to such other Third Party as the Parties shall mutually agree. The decision of such expert shall be final and the costs of such decision shall be borne between the Parties in such manner as such expert shall determine. Not later than [***] days after such decision and in accordance with such decision, Astellas shall make any additional payments to Selecta. Any overpayment shall be credited against future amounts due by Astellas to Selecta.
7.5.3    Record Retention, Inspection. Astellas shall keep or cause its Affiliates and Sublicensee to keep complete and accurate records in sufficient detail to enable Net Sales and royalties payable under Section 7.4 (Royalty) to be established for a period of [***] years after the date that such royalties were payable. Such records shall be consistent with Astellas’ normal accounting principles. At the request of Selecta (but not more frequently than [***]) an independent chartered or certified public

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

accountant chosen by Selecta but approved by Astellas (which approval shall not be unreasonably withheld, conditioned or delayed) shall be allowed access, during ordinary business hours, to such records for the period requested by Selecta solely to verify the accuracy of any payments made to Selecta under Section 7.4 (Royalty). The accountant shall not disclose to Selecta any information other than that which should properly be contained in a report of matters relevant to Net Sales and royalty calculation and payment arising under Section 7.4 (Royalty) above. In the case of Sublicensees, Astellas shall use reasonable efforts to cause such Sublicensees’ records to be available to the same extent Astellas’ records are available pursuant to this Section 7.5.3 (Record Retention, Inspection). Any inspection conducted under this Section 7.5.3 (Record Retention, Inspection) shall be at the expense of Selecta, unless such inspection reveals any underpayment of the payments due hereunder for the audited period by at least the greater of (a) [***] and (b) [***], in which case the full costs of such inspection for such period shall be borne by Astellas. Any underpayment shall be paid by Astellas to Selecta within [***] days of written notice with interest on the underpayment at the rate specified in Section 7.7.4 (Late Payments) from the date such payment was originally due. Any overpayment shall be credited against future amounts due by Astellas to Selecta. Upon conclusion of any audit under this Section 7.5.3 (Record Retention, Inspection) and the payment of any additional amounts or reimbursement of any excess amounts (in each case, if applicable), the calculation of royalties payable with respect to such period shall be binding and conclusive.
7.6    Xork Development Plan Budget Reimbursement. Astellas shall reimburse Selecta for its proportion of the costs incurred under the Xork Development Plan in accordance with Section 5.1.3 (Costs and Budgeting) within [***] days following receipt of an invoice from Selecta, such invoice to be issued on or promptly after the end of each Fiscal Quarter.
7.7    Payment Terms.
7.7.1    General. All payments to Selecta hereunder shall be made by deposit of US Dollars in the requisite amount to such bank account indicated in the respective invoice from Selecta or as Selecta may from time to time otherwise designate by written notice to Astellas. The Parties may vary the method of payment set forth herein at any time upon mutual agreement, and any change shall be consistent with the Applicable Laws at the place of payment or remittance.
7.7.2    Conversion. With respect to sales not denominated in US Dollars, royalty amounts owed shall first be calculated in the currency of sale, and then such amounts shall be converted into US Dollars at an exchange rate equal to the trailing [***]-month average of the daily end of day rate in New York

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

per the Bloomberg News (or a similar rate if such rate is no longer available).
7.7.3    Payment of Royalties. Simultaneous with the delivery of the report described in Section 7.5.1 (Reporting) hereof, Astellas shall pay, or cause to be paid, to Selecta at such place as Selecta may from time to time designate in writing, all royalties earned pursuant to this Section 7.4 (Royalty) in the preceding Fiscal Quarter. All such payments shall be made in US Dollars.
7.7.4    Late Payments. In the event that any payment due under this Agreement is not made when due, the payment shall accrue interest from the date due at the rate of [***] plus the prime interest rate quoted by The Wall Street Journal, Internet U.S. Edition at www.wsj.com, calculated on the number of days such payment is delinquent, compounded annually; provided, however, that in no event shall said annual interest rate exceed the maximum rate permitted by Applicable Law. The payment of such interest shall not limit Selecta from exercising any other rights it may have as a consequence of the lateness of any payment.
7.8    Taxes.
7.8.1    Taxes. Except as set forth in this Section 7.8 (Taxes) or Section 7.9 (VAT Credits), each Party shall be solely responsible for the payment of any and all Taxes levied on account of all payments it receives under this Agreement. Any and all payments due to Selecta from Astellas pursuant to this Agreement shall be paid without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law requires the deduction or withholding of any Tax from any such payment, then Astellas (or its applicable withholding agent) shall be entitled to make such deduction or withholding and any such withholding shall be deemed as if paid to Selecta. Within [***] days after deduction or withholding of any Taxes by Astellas on any payment to Selecta, Astellas shall provide to Selecta a report detailing the Taxes due and paid by Astellas with respect to such payment made by Astellas to Selecta.
7.8.2    Tax Cooperation. The Parties shall cooperate with one another in accordance with Applicable Law and use reasonable best efforts to minimize Tax withholding or similar obligations in respect of equity investment, royalties, milestone payments, and other payments made by each Party to the other Party under this Agreement. To the extent either Party (the “Paying Party”) is required to deduct and withhold Taxes on any payment to the other Party (the “Recipient”), the Paying Party shall (a) pay the full amount of such Taxes to the proper Governmental Body in a timely manner, and (b) promptly transmit to the Recipient an official tax certificate or other evidence of such payment sufficient to enable the Recipient to claim such payment of Taxes on the Recipient’s applicable tax returns. The

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Paying Party shall provide the Recipient with advance notice prior to withholding any Taxes from payments payable to the Recipient and shall provide the Recipient with a reasonable period of time to claim an exemption or reduction in otherwise applicable Taxes. The Recipient shall provide the Paying Party any tax forms or other documents that may be reasonably necessary in order for the Paying Party to not withhold Tax or to withhold Tax at a reduced rate under an applicable bilateral income tax treaty, to the extent the Paying Party is legally able to do so. The Recipient shall promptly provide any such tax forms or other documents to the Paying Party upon the Paying Party’s request. Each Party shall provide the other with reasonable assistance and cooperation to enable the recovery or refund, as permitted by Applicable Law, of withholding Taxes or similar obligations resulting from payments made under this Agreement, such recovery or refund to be for the benefit of the Party bearing the cost of such withholding Tax under this Section 7.8 (Taxes). In addition, the Parties shall cooperate in accordance with Applicable Law to minimize indirect Taxes (such as VAT) in connection with this Agreement. In the event of any inconsistency between this Section 7.8 (Taxes) and Section 7.9 (VAT Credits) with respect to VAT, Section 7.9 (VAT Credits) shall take precedence.
7.8.3    Changes in Domicile. Notwithstanding any provision to the contrary in this Agreement, if the Paying Party assigns, transfers or otherwise disposes of some or all of its rights and obligations to any Person and if, as a result of such action, the withholding or deduction of Tax required by Applicable Law with respect to payments under this Agreement is increased, then any amount payable to the Recipient under this Agreement shall be increased to take into account such withheld Taxes as may be necessary so that, after making all required withholdings (including withholdings on the withheld amounts), the Recipient receives an amount equal to the sum it would have received had no such withholding been made.
7.8.4    Transfer Taxes; Tax Returns. All transfer, documentary, sales, use, stamp, registration, and other such similar Taxes, and any conveyance fees, recording charges, and other fees and charges (including any penalties and interest) incurred in connection with consummation of the transactions contemplated hereby, if any, shall be borne and paid by the Paying Party. The Paying Party shall prepare and timely file all tax returns required to be filed in respect of any such Taxes. The Parties shall reasonably cooperate in accordance with Applicable Law to minimize transfer Taxes in connection with this Agreement.
7.9    VAT Credits. Selecta shall use reasonable efforts to assist Astellas to minimize and obtain all available exemptions from such VAT, [***]

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

[***]
ARTICLE 8
IP OWNERSHIP, INVENTIONS AND PATENT PROSECUTION AND MAINTENANCE
8.1    Intellectual Property Ownership.
8.1.1    Ownership. Each Party shall own and retain all right, title and interest in any and all Patent Rights, Know-How and other intellectual property rights [***] (“Arising IP”), [***] (“Xork Arising IP”). Astellas hereby assigns, and agrees to assign, all Xork Arising IP to Selecta. Astellas shall, and hereby does (and shall cause its employees, agents and subcontractors to, and shall cause its Affiliates and their respective employees, agents and subcontractors to), assign to Astellas all right, title, and interest that Selecta may have in and to any Xork Arising IP. Astellas shall sign all documents and perform such acts as may be reasonably requested by Selecta for the purpose of perfecting the foregoing assignments to give effect to the ownership allocation set forth herein. Astellas shall require all of its and its Affiliates’ and subcontractors’ employees and agents to assign all Xork Arising IP to Astellas such that the Xork Arising IP can be assigned as set forth herein, free and clear of all liens, encumbrances, charges, security interests, mortgages or other similar restrictions.
8.1.2    Joint IP. Each Party shall [***] disclose to the other Party in writing, and shall cause its Affiliates, licensees and Sublicensees to so disclose, the conception, discovery, development, making, or reduction to practice of any Joint IP. Subject to the licenses and rights of reference granted under Section 3.1 (Grant of License), (A) each Party shall have the right to practice, grant licenses under, and transfer its interest in any Joint IP, (B) neither Party shall have any obligation to account to the other for profits or to obtain any approval of the other Party to license or exploit any Joint IP by reason of joint ownership thereof, and (C) each Party hereby waives any right it may have under the laws of any jurisdiction to require any such consent or accounting.
8.1.3    Determination of Inventorship. The determination of inventorship shall, for purposes of this Agreement, be made in accordance with the United

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

States patent law and other Applicable Law in the United States irrespective of where conception, reduction to practice, discovery, development or making occurs.
8.2    Filing, Prosecution, Maintenance and Defense of Selecta Patents.
8.2.1    Responsibility. As between the Parties, Selecta shall have the sole right, without any obligation, to file, prosecute and maintain the Selecta Patents in the Territory and to defend the Selecta Patents if a Third Party claims that any Selecta Patent is invalid or unenforceable. At Selecta’s request, Astellas shall provide Selecta with reasonable assistance in prosecuting and defending Selecta Patents to the extent possible, including providing such data in Astellas’ control that is, in Selecta’s reasonable judgment, needed to support the prosecution or defense of a Selecta Patent; provided, however, [***]. Without otherwise limiting this Section 8.2.1 (Responsibility), to the extent Selecta intends to file a Patent Right claiming or covering the Arising IP, including the Xork Arising IP, Selecta shall provide Astellas prior written notice of such filing (including a copy of such proposed filing) and the Parties shall cooperate to coordinate same-day patent application filings for Arising IP, as requested by the other Party, for any provisional or non-provisional patent applications.
8.2.2    Costs. Selecta shall bear all costs and expenses of filing, prosecuting, maintaining and defending Selecta Patents in the Territory.
8.2.3    Patent Term Extension. Selecta shall, at its sole discretion, decide on the filing of patent term extensions for any Selecta Patent. Astellas shall provide Selecta with all relevant information, documentation and assistance in this respect. Any such assistance, supply of information and consultation shall be provided promptly and in a manner that shall ensure that all patent term extensions for a product can be obtained wherever legally permissible, and to the maximum extent available.
8.2.4    US Drug Product Listing. Selecta shall have the sole right to determine which of the Selecta Patents, if any, shall be listed for inclusion in the Approved Drug Products with Therapeutic Equivalence Evaluations pursuant to 21 U.S. CFR § 355, or any successor law in the United States, together with any comparable laws or regulations in any other country in the Territory.
8.3    Filing, Prosecution, Maintenance and Defense of Astellas Arising Patents.
8.3.1    Responsibility. As between the Parties, Astellas shall have the sole right, without any obligation, to file, prosecute and maintain the Patent Rights within Astellas’ Arising IP (“Astellas Arising Patents”) in the Territory and to defend the Astellas Arising Patents if a Third Party claims that any

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Astellas Arising Patent is invalid or unenforceable. At Astellas’ request, Selecta shall provide Astellas with reasonable assistance in prosecuting and defending Astellas Arising Patents to the extent possible, including providing such data in Selecta’s control that is, in Astellas’ reasonable judgment, needed to support the prosecution or defense of an Astellas Arising Patent; provided, however, [***]. Without otherwise limiting this Section 8.3.1 (Responsibility), to the extent Astellas intends to file a Patent Right claiming or covering the Astellas Arising IP, Astellas shall provide Selecta prior written notice of such filing (including a copy of such proposed filing) and the Parties shall cooperate to coordinate same-day patent application filings for Arising IP, as requested by the other Party, for any provisional or non-provisional patent applications.
8.3.2    Costs. Astellas shall bear all costs and expenses of filing, prosecuting, maintaining and defending Astellas Arising Patents in the Territory.
8.3.3    Patent Term Extension. Astellas shall, at its sole discretion, decide on the filing of patent term extensions for any Astellas Arising Patent. Selecta shall provide Astellas with all relevant information, documentation and assistance in this respect. Any such assistance, supply of information and consultation shall be provided promptly and in a manner that shall ensure that all patent term extensions for a product can be obtained wherever legally permissible, and to the maximum extent available.
8.3.4    US Drug Product Listing. Astellas shall have the sole right to determine which of the Astellas Arising Patents, if any, shall be listed for inclusion in the Approved Drug Products with Therapeutic Equivalence Evaluations pursuant to 21 U.S. CFR § 355, or any successor law in the United States, together with any comparable laws or regulations in any other country in the Territory.
8.4    Filing, Prosecution, Maintenance and Defense of Joint Patents.
8.4.1    Responsibility. As between the Parties, Astellas shall have the first right, without any obligation, to file, prosecute, maintain the Patent Rights within the Joint IP (“Joint Patents”) in the Territory and to defend the Joint Patents if a Third Party claims that any Joint Patent is invalid or unenforceable. At Astellas’ request, Selecta shall provide Astellas with reasonable assistance in prosecuting and defending Joint Patents to the extent possible, including providing such data in Selecta’s control that is, in Astellas’ reasonable judgment, needed to support the prosecution or defense of an Joint Patent; provided, however, [***]. If Astellas decides that it is no longer interested in prosecuting, maintaining, or defending a particular Joint Patent in any country in the Territory during the

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Term, then it will promptly provide written notice to Selecta of this decision, and in any case in a timing that reasonably allows Selecta to meet the next deadline related to the applicable Joint Patent. Selecta may, upon written notice to Astellas, assume the prosecution and maintenance of such Joint Patent, as applicable, in such countries in the Territory. If Selecta assumes the prosecution and maintenance of a Joint Patent, then, at Selecta’s request, Astellas shall provide Selecta with reasonable assistance in prosecuting and defending such Joint Patents to the extent possible, including providing such data in Astellas’ control that is, in Selecta’s reasonable judgment, needed to support the prosecution or defense of a Joint Patent; provided, however, [***].
8.4.2    Costs. The Party prosecuting or defending the Joint Patents shall bear all costs and expenses of its filing, prosecuting, maintaining and defending the Joint Patents in the Territory.
8.4.3    Patent Term Extension. Neither Party shall have the right to file patent term extensions for any Joint Patent without the consent of the other Party.
8.4.4    US Drug Product Listing. Neither Party shall have the right to list the Joint Patents, if any, for inclusion in the Approved Drug Products with Therapeutic Equivalence Evaluations pursuant to 21 U.S. CFR § 355, or any successor law in the United States, together with any comparable laws or regulations in any other country in the Territory, without the consent of the other Party, not to be unreasonably conditioned, withheld or delayed.
8.5    Enforcement of Patent Rights.
8.5.1    Notice. If either Party believes that a Selecta Patent, Joint Patent or an Astellas Arising Patent is being infringed by a Third Party, the Party possessing such knowledge or belief shall notify the other Party and provide it with details of such infringement that are known by such Party.
8.5.2    Right to Bring an Action. Except as set forth in Section 8.5.3, as between the Parties Selecta shall have the sole right, but not the obligation, to attempt to resolve an infringement with respect to any Selecta Patent, including by filing an infringement suit or taking other similar action (each, a “Non- Generic Action”) and to compromise or settle such infringement at its sole discretion. Selecta shall pay all costs associated with such Non-Generic Action. As between the Parties, Astellas shall have the sole right, but not the obligation, to attempt to resolve an infringement with respect to any Astellas Arising Patent, including by filing an infringement suit or taking other similar action and to compromise or settle such infringement at its sole discretion. Neither Party shall have the right to enforce Joint Patents without the consent of the other Party, except as set forth in Section 8.5.3 (Right to Bring an Action against a Generic Product).

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

8.5.3    Right to Bring an Action against a Generic Product. Astellas shall have the first right, but not the obligation, to attempt to resolve an infringement of a Selecta Patent or Joint Patent to the extent that it relates to a Biosimilar Product of an Astellas Combination Product, including by filing an infringement suit or taking other similar action (each, a “Generic Action”) and to compromise or settle such infringement. At Astellas’ cost, Selecta shall, where necessary, join in, or be named as a necessary party to, such Generic Action with respect to an Astellas Combination Product to the extent relating to Xork or a Xork Product. If Astellas does not intend to prosecute or defend a Generic Action, Astellas shall promptly inform Selecta and Selecta then shall have the right, but not the obligation, to attempt to resolve such infringement solely to the extent that such infringement relates to a Biosimilar Product of Xork or a Xork Product in the Field, including by filing a Generic Action and to compromise or settle any such infringement. For clarity, Selecta shall have no right to assert or otherwise seek to enforce an Astellas Arising Patent in such Generic Action. The Party initiating such Generic Action shall have the sole and exclusive right to select counsel for any suit initiated by it. Each Party shall have the right to join a Generic Action relating to a Selecta Patent, taken by the other Party at its own expense. The Party taking a Generic Action shall pay all costs associated with such Generic Action, other than (subject to Section
8.5.5 (Reasonable Assistance)) the expenses of the other Party if the other Party elects to join such Generic Action.
8.5.4    Settlement. Astellas shall not settle or otherwise compromise any Generic Action by admitting that any Selecta Patent or Joint Patent is invalid or unenforceable without Selecta’s prior written consent. The settlement shall be treated in accordance with the Applicable Laws of the country to which the settlement relates.
8.5.5    Reasonable Assistance. The Party not enforcing Selecta Patents or Joint Patents shall provide reasonable assistance to the other Party, including providing access to relevant documents and other evidence and making its employees available, subject to the other Party’s reimbursement of any out- of-pocket expenses incurred by the non-enforcing Party in providing such assistance.
8.5.6    Distribution of Amounts Recovered. Any amounts recovered by the Party taking a Generic Action pursuant to Section 8.5.3 (Right to Bring an Action against a Generic Product), whether by settlement or judgment, shall be allocated in the following order: [***]

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

[***].
8.6    Third Party Actions Claiming Infringement.
8.6.1    Notice. If a Party becomes aware of any claim or action by a Third Party against either Party that claims that Xork or a Xork Product, or its use, Development, Manufacture or Commercialization solely in the Field infringes such Third Party’s intellectual property rights (each, a “Third Party Action”), such Party shall promptly notify the other Party of all details regarding such claim or action that is reasonably available to such Party.
8.6.2    Right to Defend. Astellas shall have the first right, at its sole expense, but not the obligation, to defend a Third Party Action through counsel of its choosing. If Astellas declines or fails to assert its intention to defend such Third Party Action within [***] days of receipt or sending of notice under Section 8.6.1 (Notice), then Selecta shall have the right, at its sole expense, but not the obligation, to defend such Third Party Action. The Party defending such Third Party Action shall have the sole and exclusive right to select counsel for such Third Party Action. Selecta shall have the sole right to defend all claims that Xork or a Xork Product, or its use, Development, Manufacture or Commercialization outside the Field infringes a Third Party’s intellectual property rights.
8.6.3    Consultation. The Party defending a Third Party Action pursuant to Section 8.6.2 (Right to Defend) shall be the “Controlling Party”. The Controlling Party shall consult with the non-Controlling Party on all material aspects of the defense. The non-Controlling Party shall have a reasonable opportunity for meaningful participation in decision-making and formulation of defense strategy. The Parties shall reasonably cooperate with each other in all such actions or proceedings. The non-Controlling Party shall be entitled to be represented by independent counsel of its own choice at its sole expense.
8.6.4    Appeal. In the event that a judgment in a Third Party Action is entered against the Controlling Party and an appeal is available, the Controlling Party shall have the first right, but not the obligation, to file such appeal at its sole expense. In the event the Controlling Party does not desire to file such an appeal, it shall promptly, in a reasonable time period (i.e., with sufficient time for the non-Controlling Party to take whatever action may be necessary) prior to the date on which such right to appeal shall lapse or otherwise diminish, permit the non-Controlling Party to pursue such appeal at such non-Controlling Party’s sole expense. If an appeal is filed against a judgement in a Third Party Action by one of the Parties, the other Party shall be entitled to be represented by independent counsel of its own choice at its sole expense. If Applicable Laws requires the other Party’s involvement in

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

an appeal, the other Party shall be a nominal party of the appeal and shall provide reasonable cooperation to such Party at such Party’s expense.
8.6.5    No Settlement Without Consent. Astellas shall not settle or otherwise compromise any Third Party Action without Selecta’s prior written consent, not to be unreasonably withheld, conditioned or delayed. The settlement shall be treated in accordance with the Applicable Laws of the country to which the settlement relates.
8.7    Certification Under Drug Price Competition and Patent Restoration Act. Each Party shall immediately give written notice to the other Party of any certification of which they become aware filed pursuant to 21 U.S. CFR § 355(b)(2)(A) (or any amendment or successor statute thereto) claiming that any Selecta Patents covering Xork or a Xork Product, or the Manufacture or use of each of the foregoing, are invalid or unenforceable, or that infringement shall not arise from the Manufacture, use or sale of a product by a Third Party.
ARTICLE 9 CONFIDENTIALITY
9.1    Confidentiality Obligations. Each Party agrees that, for the Term and for [***] years thereafter, such Party shall, and shall ensure that its officers, directors, employees and agents and Sublicensees shall, keep completely confidential and not publish or otherwise disclose and not use for any purpose except as expressly permitted hereunder any Confidential Information disclosed to it by the other Party pursuant to this Agreement. In addition, any information disclosed by one Party to the other that is deemed “Confidential Information” of such disclosing Party under that certain two (2)-way Confidentiality Agreement by and between the Parties dated [***] shall be deemed the Confidential Information of such disclosing Party hereunder. Any technical, business or other information relating to the Astellas Combination Product and that does not also specifically relate to Xork or the Xork Product shall be deemed Astellas’ “Confidential Information”. For clarification, (a) any Information regarding Pompe subjects (i.e., biomarker data, any functional/clinical data) as it relates to the application of the Astellas Product, and any clinical data generated under the Astellas Development Plan, would be deemed Astellas Confidential Information, and (b) any Information relating to the use of Xork (i.e., change in IgG levels) will be deemed Selecta Confidential Information. “Confidential Information” shall not include any information disclosed by a Party hereunder to the extent that the receiving Party can demonstrate that such information:
9.1.1    was already known to the receiving Party or its Affiliates, other than under an obligation of confidentiality, at the time of disclosure;
9.1.2    was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;
9.1.3    became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

9.1.4    was subsequently lawfully disclosed to the receiving Party or its Affiliates by a Third Party without an obligation of confidentiality other than in contravention of a confidentiality obligation of such Third Party to the disclosing Party; or
9.1.5    was developed or discovered by employees or agents of the receiving Party or its Affiliates who had no access to the Confidential Information of the disclosing Party.
9.2    Permitted Disclosures. Notwithstanding the above obligations of confidentiality and non-use, a Party may disclose information to the extent that such disclosure is reasonably necessary in connection with:
9.2.1    conducting pre-clinical studies or Clinical Trials for Xork Products or Astellas Combination Products;
9.2.2    seeking Regulatory Approval of any Xork Products or Astellas Combination Products;
9.2.3    complying with Applicable Laws, including securities law and the rules of any securities exchange or market on which a Party’s or a Party’s Affiliates’ securities are listed or traded, provided, however, that (i) in the case of compliance with securities law and the rules of any securities exchange or market on which a Party’s or a Party’s Affiliates securities are listed or traded, such receiving Party shall use reasonable efforts to give the disclosing party at least [***] Business Days in advance of such disclosure, except whether such securities laws or rules of the applicable securities exchange or market requires disclosure earlier, in which case such receiving Party shall give the disclosing Party advance written notice as soon as reasonably practicable prior to such disclosure and (ii) in all other instances, except where impracticable, such receiving Party shall give the disclosing Party reasonable advance written notice of such disclosure requirement (which shall include a copy of any applicable subpoena or order) and, in each case (i) and (ii) shall afford such disclosing Party a reasonable opportunity to oppose, limit or secure confidential treatment for such required disclosure, and in the event of any such required disclosure,
(a) such receiving Party shall disclose only that portion of the Confidential Information of such disclosing Party that such receiving Party is legally required to disclose, (b) such Confidential Information may only be used for the purposes for which the order was issued or such disclosure was required by Applicable Law, and (c) such receiving Party shall endeavor to obtain confidential treatment of economic, trade secret information and such other information as may be requested by the disclosing Party, and shall provide the disclosing Party with the proposed confidential treatment request with reasonable time for such disclosing Party to provide comments, and shall consider in such confidential treatment request all reasonable comments of the disclosing Party; or

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

9.2.4    in case of Selecta as receiving Party, Selecta’s compliance with the Upstream License; and
9.2.5    disclosure, in connection with the performance of this Agreement and solely on a “need to know basis”, to Affiliates, existing or potential collaborators (including existing or potential co-marketing and co-promotion contractors), research collaborators, employees, consultants, or agents, each of whom prior to disclosure must be bound by written obligations of confidentiality and non-use substantially equivalent to or more stringent than the obligations set forth in this Article 9 (Confidentiality); provided, however, that the duration of such confidentiality and non-use obligations shall be no less than [***] years from the date of disclosure and such receiving Party shall remain responsible for any failure by any Person who receives Confidential Information pursuant to this Article 9 (Confidentiality) to treat such Confidential Information as required under this Article 9 (Confidentiality).
9.3    Publications. Astellas shall have the right to publicly present or publish information relating to the Astellas Combination Products, including all Know-How generated by or on behalf of Astellas hereunder (including from any Clinical Trials conducted by Astellas) with respect to any Astellas Combination Product (each such proposed presentation or publication, a “Astellas Publication”) in accordance with this Section 9.3 (Publications). In the event Astellas wishes to publish or publicly disclose any Astellas Publication that discloses Selecta’s Confidential Information, Astellas shall provide Selecta with a copy of such proposed Astellas Publication no less than [***] days prior to its intended submission for publication. Upon request by Selecta, Astellas shall remove any of Selecta’s Confidential Information to the extent requested by Selecta. Selecta shall have the right to publicly present or publish information relating to the Xork Products, including all Know-How generated by or on behalf of Selecta hereunder (including from any Clinical Trials conducted by Selecta) with respect to any Xork Product (each such proposed presentation or publication, a “Selecta Publication”) in accordance with this Section 9.3 (Publications). In the event Selecta wishes to publish or publicly disclose any Selecta Publication that discloses Astellas’ Confidential Information, Selecta shall provide Astellas with a copy of such proposed Selecta Publication no less than [***] days prior to its intended submission for publication. Upon request by Astellas, Selecta shall remove any of Astellas’ Confidential Information to the extent requested by Astellas.
9.4    Press Releases and Subsequent Disclosures.
9.4.1    Initial Press Release. No press release or public announcement, statement or disclosure concerning the transactions contemplated by this Agreement shall be issued by either Party without the prior consent of the other Party; provided, however, that with respect to this Agreement and the transactions contemplated hereby the first press release shall be issued following the execution and delivery of this Agreement in the form set forth in Schedule
9.4.1 (Press Release).

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

9.4.2    Public Disclosure by Selecta. Selecta may not make any subsequent press release or public announcements regarding the Development or Commercialization of Astellas Combination Products, without the prior written consent of Astellas, except as required by Applicable Laws including any rules and regulations of any stock exchange on which the securities of Selecta or its Affiliates are traded (in which case, such press release or public announcement shall comply with the terms of Section 9.4.3).
9.4.3    Public Disclosures by Astellas. Astellas shall have the right to make such press releases as it chooses, in its sole discretion, without the approval of Selecta, unless such press release refers to Selecta or its Affiliates. In such case, Astellas shall inform Selecta no less than [***] days prior to the planned publication of such press release and request approval by Selecta. If Selecta so requests, Astellas shall include any comments by Selecta, or shall remove the reference to Selecta or its Affiliates from the proposed press release prior to its publication.
ARTICLE 10 REPRESENTATIONS AND WARRANTIES
10.1    Mutual Representations and Warranties. Each Party represents and warrants to the other Party that, as of the Effective Date:
10.1.1    It is duly organized and validly existing under Applicable Laws of the jurisdiction of its incorporation and has the full power, authority and right to enter into this Agreement and to perform its obligations hereunder in accordance with the terms and conditions hereof, and all requisite corporate action has been taken to authorize its execution, delivery and performance of this Agreement;
10.1.2    The execution, delivery and performance of this Agreement by it does not breach, violate, conflict with, contravene or constitute a default under its charter documents, bylaws or other organization documents or any contract, arrangement or commitment to which it is a party or by which it is bound, or violate any statute, law or regulation or any court or Governmental Body having jurisdiction over such Party;
10.1.3    This Agreement is a legal, valid and binding obligation of such Party enforceable against it in accordance with its terms and conditions, subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights, judicial principles affecting the availability of specific performance and general principles of equity (whether enforceability is considered a proceeding at law or equity);
10.1.4    All consents, approvals and authorizations from all Governmental Bodies or other Third Parties required to be obtained by it in connection with the

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

execution, delivery and performance of this Agreement have been obtained; and
10.1.5    Neither it, nor any of its officers or employees, nor to its knowledge, any of its agents and contractors, is a Sanctioned Person, and neither it nor any of its officers, employees, nor to its knowledge, any of its agents, and contractors, has engaged in any conduct that would reasonably be expected to result in such person being a Sanctioned Person.
10.2    Selecta Representations, Warranties and Covenants.
10.2.1    Selecta represents and warrants to Astellas that, as of the Effective Date and covenants, as applicable during the Term to Astellas, that, except as set forth on Schedule 10.2 (Selecta Disclosure Schedule):
i.    as of the Effective Date Schedule 1.118 (Selecta Patents) (i) sets forth a true, correct and complete list of all Selecta Patents owned by Selecta existing as of the Effective Date, and (ii) to Selecta’s knowledge, sets forth a true, correct and complete list of all Selecta Patents licensed by Selecta existing as of the Effective Date.
ii.    as of the Effective Date all Selecta Patents are being diligently prosecuted in the respective patent offices in the Territory in accordance with Applicable Law, have been filed and maintained properly and all applicable fees have been paid on or before the due date for such payments;
iii.    as of the Effective Date Selecta and its Affiliates have all right, title and interest in and to the Selecta Technology in the Field, and with the exception of the Upstream License, as of the Effective Date Selecta and its Affiliates have not previously licensed, assigned, transferred, or otherwise conveyed any right, title or interest in and to the Selecta Technology to or from any Third Party in the Field in any manner that would be in conflict of the rights and licenses granted by Selecta to Astellas under this Agreement;
iv.    as of the Effective Date the Selecta Technology is free and clear of any liens, charges, encumbrances or rights of Third Parties to possession or use in the Field, and as of the Effective Date no Third Party (including any Governmental Body or subdivision thereof), has or shall have any claim of ownership whatsoever with respect to the Selecta Patents and Selecta Know-How;
v.    as of the Effective Date Selecta has the full right, power and authority to grant the licenses granted hereunder;

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

vi.    as of the Effective Date all Patent Rights within the Selecta Patents are subsisting and in full force and effect, and, to Selecta’s knowledge, the issued Selecta Patents are valid and enforceable;
vii.    as of the Effective Date no present or former employee or consultant of Selecta or any Affiliate owns or has any proprietary, financial or other interest, direct or indirect, in the Selecta Patents and Selecta Know-How that has not been assigned to Selecta or one of its Affiliates;
viii.    as of the Effective Date, Selecta has not made any filings with any Regulatory Authority with respect to Xork or Xork Products;
ix.    to Selecta’s knowledge, the Development and Commercialization of Xork or the Xork Product in the Territory does not and will not infringe, misappropriate, or otherwise violate any intellectual property rights of any Third Party;
x.    as of the Effective Date neither Selecta nor any of its Affiliates has received any written notification from a Third Party that the Exploitation of Xork or the Xork Product or any component thereof in the Field in the Territory, or the use of any trademark with respect to Xork or the Xork Product in the Field in the Territory, infringes or misappropriates or other intellectual property rights of any Person;
xi.    as of the Effective Date there are no claims, judgments or settlements against or owed by Selecta (or any of its Affiliates) or, to Selecta’s knowledge, threatened claims or litigation, in each case relating to the Selecta Patents or Selecta Know-How;
xii.    Selecta has disclosed to Astellas all licenses or other binding agreements related to the Selecta Patents and Selecta Know-How in the Territory in the Field to which Selecta is a party;
xiii.    Selecta is not, as of the Effective Date, undergoing any inspection by any Governmental Body specifically related to Xork or the Xork Product or any Clinical Trial related to Xork or the Xork Product, in each case in the Territory in the Field;
xiv.    as of the Effective Date, Selecta has not received notice that it is in breach of the Upstream License nor, to Selecta’s knowledge, as of the Effective Date does any circumstance exist that is likely to give rise to a claim of breach of the Upstream License;

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

xv.    true, complete and correct copies of the Upstream License (other than redactions for financial terms) have been provided or made available to Astellas;
xvi.    all Manufacturing, research and Development (including non- clinical studies and Clinical Trials), labeling, and distribution performed by Selecta, and on behalf of Selecta, related to Xork or the Xork Product in the Territory in the Field prior to the Effective Date has been conducted in material accordance with all Applicable Laws.
10.2.2    Selecta shall not assign, transfer, convey, or otherwise encumber its right, title, and interest in the Selecta Technology, Regulatory Filings or Regulatory Approvals related to Xork or Xork Products in the Territory in the Field, including without limitation by assigning, transferring, or conveying its right, title, and interest in Selecta Patents, Regulatory Filings or Regulatory Approvals to any Person to which this Agreement is not contemporaneously assigned, transferred, and conveyed pursuant to Section
15.1 (Assignment), provided, however, the foregoing shall not prohibit Selecta and its Affiliates from granting a customary lien or encumbrance with respect to the Selecta Technology or any other asset to Selecta’s lenders, including the Lenders pursuant to the Loan Agreement, or any future financing agreements, so long as at the time of such grant such lien or encumbrance could not reasonably be expected to preclude Astellas from exercising the licenses granted pursuant to Section 3.1 (Grant of License).
10.2.3    Selecta (a) shall not amend, modify, terminate, or waive compliance with, the Upstream License in any manner that would adversely impact the rights licensed to Astellas hereunder unless it has received Astellas’ prior written consent (not to be unreasonably withheld, conditioned or delayed), and (b) shall, unless it has received Astellas’ prior written consent (not to be unreasonably withheld, delayed or conditioned), enforce its rights under the Upstream License to the extent necessary to comply with its obligations under this Agreement.
10.3    Additional Astellas Covenants.
10.3.1    Astellas covenants that it shall perform its obligations hereunder in conformity with current generally accepted industry standards and procedures and Applicable Law.
10.4    Additional Covenants of the Parties.
10.4.1    Each Party covenants that such Party shall not knowingly employ or engage any person who is a Sanctioned Person or is the subject of a proceeding that could result in such person being a Sanctioned Person. Each Party covenants that if, during the Term of this Agreement, it becomes aware that it or any

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

of its officers, employees, agents, or contractors is the subject of any investigation or proceeding that could lead to that person being a Sanctioned Person, such Party will promptly notify the other Party.
10.5    Disclaimer of Warranties. EACH PARTY HEREBY DISCLAIMS ALL OTHER WARRANTIES EXPRESS OR IMPLIED, INCLUDING WARRANTIES TO NON- INFRINGEMENT, TO FREEDOM TO OPERATE, OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS OF XORK, XORK PRODUCTS, OR ASTELLAS COMBINATION PRODUCTS FOR A PARTICULAR PURPOSE.
10.6    Consequential Damages Waiver. NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT, WHETHER UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY, FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, EXEMPLARY, MULTIPLE OR INDIRECT DAMAGES (INCLUDING LOST PROFITS, LOSS OF USE, DAMAGE TO GOODWILL, OR LOSS OR BUSINESS) ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION IS INTENDED TO OR SHALL LIMIT OR RESTRICT (A) THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF A PARTY UNDER SECTION 11.1 (INDEMNIFICATION BY SELECTA) AND SECTION 11.2 (INDEMNIFICATION BY ASTELLAS), (B) ANY DAMAGES AVAILABLE FOR A PARTY’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS IN ARTICLE 9 (CONFIDENTIALITY), (C) ANY DAMAGES AVAILABLE FOR ASTELLAS’ BREACH OF THE SCOPE OF THE LICENSE GRANT IN SECTION 3.1 (GRANT OF LICENSE) OR SELECTA’S BREACH OF ITS OBLIGATIONS IN SECTION 3.3 (EXCLUSIVITY), OR (D) ANY DAMAGES AVAILABLE FOR A PARTY’S GROSS NEGLIGENCE, INTENTIONAL MISCONDUCT OR FRAUD.
ARTICLE 11 INDEMNIFICATION AND INSURANCE
11.1    Indemnification by Selecta. Selecta shall defend, indemnify and hold harmless Astellas, its Affiliates, directors, employees and agents (the “Astellas Indemnitees”) from and against any and all liability, damage, loss, cost or expense (including reasonable attorney’s fees and expenses of litigation) (“Losses”) arising or resulting from any claims made or suits brought by Third Parties to the extent such Losses arise or result from (a) the gross negligence or willful misconduct of the Selecta Indemnitees in connection with the performance of Selecta’s obligations or the exercise of Selecta’s rights under this Agreement; (b) a breach of any of Selecta’s representations, warranties or covenants in this Agreement; (c) the activities that are actually conducted by or on behalf of Selecta, its Affiliates or its sublicensees (other than Astellas, its Affiliates, and Sublicensees), including the Development, Manufacture and Commercialization or other Exploitation of Xork or the Xork Products by or on behalf of Selecta, its Affiliates or its sublicensees (other than Astellas, its Affiliates, and Sublicensees), including any product liability, personal injury, property damage or other damage caused thereby, whether before, during or after the Term; or (d) any infringement of Patent Rights of any Third Party by Selecta, its Affiliates or

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

its sublicensees (other than Astellas, its Affiliates, and Sublicensees) with respect to any research, Development, Manufacture or Commercialization of Xork or the Xork Products anywhere in the world by or on behalf of Selecta, its Affiliates or its sublicensees (other than Astellas, its Affiliates, and Sublicensees), except, in the case of clauses (a) through (d) above, for those Losses for which Astellas, in whole or in part, has an obligation to indemnify Selecta pursuant to Section 11.2 (Indemnification by Astellas) hereof, as to which Losses each Party shall indemnify the other to the extent of their respective liability for such Losses.
11.2    Indemnification by Astellas. Astellas shall defend, indemnify and hold harmless Selecta, its Affiliates, directors, employees and agents (the “Selecta Indemnitees”) from and against any and all Losses arising or resulting from any claims made or suits brought by Third Parties to the extent such Losses arise or result from (a) the gross negligence or willful misconduct of Astellas Indemnitees in connection with the performance of Astellas’ obligations or exercise of Astellas’ rights under this Agreement; (b) a breach of any of Astellas’ representations, warranties or covenants in this Agreement; (c) the activities that are actually conducted by or on behalf of Astellas (other than activities performed by or on behalf of Selecta or its Affiliates), its Affiliates or its Sublicensees, pursuant to this Agreement, including the Development, Manufacture and Commercialization or other Exploitation of the Astellas Combination Products, including any product liability, personal injury, property damage or other damage caused thereby, other than any claims related to or arising from (i) infringement of Patent Rights to the extent related to the research, Development, Manufacture or Commercialization of Xork or the Xork Product, or (ii) the Manufacture and supply of Xork Product; or (d) any infringement of Patent Rights of any Third Party by Astellas, its Affiliates or its Sublicensees with respect to any research, Development, Manufacture or Commercialization of the Astellas Products (including the research, Development, Manufacture or Commercialization of the Astellas Product in an Astellas Combination Product) anywhere in the world, except, in the case of clauses (a) through (d) above, for those Losses for which Selecta, in whole or in part, has an obligation to indemnify Astellas pursuant to Section 11.1 (Indemnification by Selecta) hereof, as to which Losses each Party shall indemnify the other to the extent of their respective liability for such Losses.
11.3    Procedure. A Party seeking indemnification under this Article 11 (Indemnification and Insurance) (“Indemnified Party”) shall give prompt written notification to the other Party (“Indemnifying Party”) of the claim for which indemnification may be sought (it being understood and agreed, however, that the failure by a Party to give notice of such claim as provided in this Section 11.3 (Procedure) shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except and only to the extent that such Indemnifying Party is actually prejudiced as a result of such failure to give notice). Within [***] days after delivery of such notification, the Indemnifying Party may, upon written notice thereof to the other Party, assume control of the defense of such claim with counsel reasonably satisfactory to the Indemnified Party. If the Indemnifying Party does not assume control of such defense, the Indemnified Party shall control such defense and, without limiting the Indemnifying Party’s indemnification obligations, the Indemnifying Party shall reimburse the Indemnified Party for all costs and expenses, including reasonable attorneys’ fees and disbursements, incurred by the Indemnified Party in defending itself within [***] days after receipt of any invoice therefor from the Indemnified Party. The Party not controlling such defense may participate therein at its own expense; provided that, if the Indemnifying Party assumes control of such defense and the Indemnified Party in good faith

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

concludes, based on written advice from outside counsel, that the Indemnifying Party and the Indemnified Party have conflicting interests with respect to such claim sufficiently adverse to make unadvisable the representation by the same counsel of both Parties under Applicable Laws, ethical rules or equitable principles, the Indemnifying Party shall be responsible for the reasonable fees and expenses of a single counsel to the Indemnified Party in connection therewith. The Party controlling such defense shall keep the other Party advised of the status of such claim and the defense thereof and shall consider recommendations made by the other Party with respect thereto. The Indemnifying Party shall not agree to any settlement of such claim or consent to any judgment in respect thereof that does not include a complete and unconditional release of the Indemnified Party from all liability with respect thereto, that imposes any liability or obligation on the Indemnified Party or that acknowledges fault by the Indemnified Party, without the prior written consent of the Indemnified Party.
11.4    Cooperation. Regardless of whether the Indemnifying Party chooses to defend or prosecute any claim, the Indemnified Party shall, and shall cause each indemnitee to, cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. Such cooperation shall include access during normal business hours afforded to the Indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such indemnified claim, and making Indemnified Parties and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the Indemnifying Party shall reimburse the Indemnified Party for all its reasonable out-of-pocket expenses in connection therewith.
11.5    Insurance.
11.5.1    Level of Insurance. Each Party shall, at its sole cost and expense, procure and maintain policies of commercial general liability insurance, which includes coverage for liabilities arising out of premises, operations, independent contractors, products, completed operations, personal & advertising injury, and liability assumed under an insured contract, with limits of not less than (a) [***] per occurrence or claim and [***] annual aggregate at all times during the Term, (b) [***] per occurrence or claim and [***] annual aggregate for the period starting upon the Initiation of the first Clinical Trial of a Xork Product with respect to Selecta and an Astellas Combination Product with respect to Astellas until such time as any Xork Product or Astellas Combination Product is being commercially distributed, sold, leased or otherwise transferred or performed or used (other than for the purpose of obtaining Regulatory Approvals) by Selecta, its Affiliates or by a sublicensee or Astellas, its Affiliates, or by a Sublicensee, and (c) [***] per occurrence or claim and [***] annual aggregate for the period starting upon such time as any Xork Product or Astellas Combination

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Product is being commercially distributed, sold, leased or otherwise transferred or performed or used. An umbrella and/or excess liability policy may be used to meet the minimum liability requirements provided that the coverage is written on a follow-form basis. Notwithstanding the foregoing, Astellas may elect to self-insure all or part of the limits described above. The minimum amounts of insurance coverage required under this Section
11.5 (Insurance) shall not be construed to create a limit of Astellas’ liability with respect to its indemnification obligations under Section 11.2 (Indemnification by Astellas). Each Party shall include the other Party and/or its Affiliates as an additional insured. Each Party shall furnish the other Party with a current certificate of insurance upon request and provide the other Party with [***] days’ notice of cancellation or material changes to the insurance above.
11.5.2    Sublicensee’s Insurance. Astellas shall require any Sublicensee(s) and any distributors of Astellas Combination Products to maintain insurance under the same terms set forth in Section 11.5.1 (Level of Insurance).
11.5.3    Survival. This Section 11.5 (Insurance) shall survive expiration or termination of this Agreement.
ARTICLE 12
TERM AND TERMINATION
12.1    Term of Agreement. The term of this Agreement (the “Term”) shall commence on the Effective Date and, unless earlier terminated in accordance with this Agreement, shall continue in full force and effect, on an Astellas Combination Product-by-Astellas Combination Product and country-by-country basis, until the date on which the Royalty Term in such country with respect to such Astellas Combination Product expires.
12.2    Termination for Convenience. Astellas may terminate this Agreement in its entirety or on a country or other jurisdiction-by-country or other jurisdiction basis, at any time and in its sole discretion upon [***] days’ advance written notice to Selecta.
12.3    Termination for Breach and Other Causes.
12.3.1    Material Breaches. Subject to Section 12.3.2 (Disagreement as to Termination Right for Material Breaches), if a Party breaches any of its material obligations under this Agreement (the “Breaching Party”), the Party not in default (the “Non-Breaching Party”) may give to the Breaching Party a written notice specifying the nature of the default in reasonable detail, requiring it to cure such breach, and stating its intention to terminate this Agreement if such breach is not cured after receipt of such notice (i) with respect to outstanding payments not paid within the respective payment dates: within [***] days, and (ii) with respect to all other curable events: within [***] days (such [***] day period, the “Cure Period”). Subject to Section 12.3.2 (Disagreement

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

as to Termination Right for Material Breaches), any such termination of this Agreement under this Section 12.3.1 (Material Breaches) shall become effective at the end of the applicable Cure Period, unless the Breaching Party has cured such breach or default prior to the expiration of such Cure Period, or if such breach is not susceptible to cure within such Cure Period even with the use of commercially reasonable efforts, the Non-Breaching Party’s right to termination shall be suspended only if and for so long as the Breaching Party has provided to the Non-Breaching Party a written plan that is reasonably calculated to effect a cure, such plan is reasonably acceptable to the Non-Breaching Party, and the Breaching Party commits to and does carry out such plan; provided, that, in no event shall such suspension of the Non-Breaching Party’s right to terminate extend beyond [***] days (or in the case of any default for any monetary payment, [***] days for any disputed payment amounts). The right of either Party to terminate this Agreement, or a portion of this Agreement, as provided in this Section 12.3.1 (Material Breaches) shall not be affected in any way by such Party’s waiver or failure to take action with respect to any previous default.
12.3.2    Disagreement as to Termination Right for Material Breaches. If the Breaching Party disputes that there has been a material breach entitling the Non-Breaching Party to terminate pursuant to Section 12.3.1 (Material Breaches), then subject to Article 13 (Dispute Resolution): (a) the Breaching Party may contest the allegation by referring such matter, within [***] days following such notice of alleged material breach for resolution in accordance with Section 13.1 (Disputes) and 13.2 (Escalation to Senior Executives), and if the Parties are unable to resolve a dispute after the procedures set forth in Section 13.1 (Disputes) and 13.2 (Escalation to Senior Executives), the matter will be resolved as provided in Section 13.3 (Arbitration); (b) the relevant Cure Period with respect thereto will be tolled from the date the Breaching Party notifies the Non-Breaching Party of such dispute and through the resolution of such dispute in accordance with the applicable provisions of this Agreement (provided, that if such dispute relates to payment, the Cure Period will only apply with respect to payment of disputed amounts, and not with respect to undisputed amounts); (c) it is understood and agreed that during the pendency of such dispute, all of the terms and conditions of this Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder; and
(d) if it is finally and conclusively determined pursuant to Section 13.3 (Arbitration) that the Breaching Party committed such material breach, then after such determination the Breaching Party shall have the right to cure such material breach within the Cure Period.
12.3.3    Termination as a Consequence of Patent Challenge. If Astellas or any of its Affiliates, or any Sublicensees or any of Sublicensee’s Affiliates, brings a Patent Challenge against Selecta, or assists others in bringing a Patent

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Challenge against Selecta (except as required under a court order or subpoena), then Selecta may terminate this Agreement, with sixty (60) days’ prior written notice to Astellas, provided that if Selecta is unable to terminate this Agreement pursuant to this Section 12.3.3 (Termination as a Consequence of Patent Challenge) due to Applicable Law or such termination right being otherwise held invalid or unenforceable, then any fees, royalties, milestones or revenues payable to Selecta under Sections 7.3 (Milestone Events and Milestone Payments) and 7.4 (Royalty), shall increase in amount by [***] if and when any Selecta Patent survives the Patent Challenge such that it remains valid in whole or in part. Notwithstanding the foregoing, if the Challenging Party is a Sublicensee that is not an Affiliate of Astellas, if Astellas takes all available action to terminate the sublicense agreement with such Challenging Party within [***] days after Astellas first received notice of such Patent Challenge, then Selecta shall not have the right to terminate this Agreement and there shall be no such increase in any fees, royalties, milestones or revenues payable to Selecta under Sections 7.3(Milestone Events and Milestone Payments) and 7.4 (Royalty).
12.3.4    Termination for Shelving. Selecta will have right to terminate this Agreement in its entirety upon [***] days’ written notice if Astellas has not conducted any [***] Development activities for an Astellas Combination Product for at least [***] consecutive months and such suspension of activities is not (a) by written agreement of the Parties, [***]; provided that Astellas shall have an opportunity to cure such cessation of activities during such [***] day period by conducting [***] Development or Commercialization (as applicable) for an Astellas Combination Product.
12.4    Termination for Bankruptcy. If either Party makes an assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over all or substantially all of its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it that is not discharged within [***] days after the filing thereof, the other Party may terminate this Agreement in its entirety by providing written notice of its intent to terminate this Agreement to the insolvent Party, in which case this Agreement shall terminate on the date on which the insolvent Party receives such written notice. All rights and licenses (collectively, the “Intellectual Property”) granted under or pursuant to this Agreement, including all rights and licenses to use improvements or enhancements developed during the Term, are intended to be, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the “Bankruptcy Code”) or any analogous provisions in any other country or jurisdiction, licenses of rights to “intellectual property” as defined under Section 101(35A) of the Bankruptcy Code. The Parties agree that the licensee of such Intellectual Property under this Agreement shall

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

retain and may fully exercise all of its rights and elections under the Bankruptcy Code, including Section 365(n) of the Bankruptcy Code, or any analogous provisions in any other country or jurisdiction. All of the rights granted to either Party under this Agreement shall be deemed to exist immediately before the occurrence of any bankruptcy case in which the other Party is the debtor. If a bankruptcy proceeding is commenced by or against either Party under the Bankruptcy Code or any analogous provisions in any other country or jurisdiction, the non-debtor Party shall be entitled to a complete duplicate of (or complete access to, as appropriate) any Intellectual Property and all embodiments of such Intellectual Property, which, if not already in the non-debtor Party’s possession, shall be delivered to the non-debtor Party within [***] Business Days of such request; provided that the debtor Party is excused from its obligation to deliver the Intellectual Property to the extent the debtor Party continues to perform all of its obligations under this Agreement and the Agreement has not been rejected pursuant to the Bankruptcy Code or any analogous provision in any other country or jurisdiction.
12.5    General Effects of Termination or Expiration.
12.5.1    Accrued Rights and Obligations. Termination or expiration of this Agreement shall not release either Party from its obligations accrued prior to the effective date of termination or expiration nor deprive either Party from any rights that this Agreement has conferred on such Party. Such obligations and rights shall survive termination or expiration of this Agreement. Termination of this Agreement by either Party shall be in addition to and not in lieu of any other remedies available to such Party, at law and in equity.
12.5.2    Return of Confidential Information. Each Party shall, to the extent possible, return to the other (or at the returning Party’s election, destroy) all relevant materials in its possession or control containing or comprising the Confidential Information of the other Party, provided that neither Party will be required to delete or destroy (a) any electronic back-up tapes or other electronic back-up files that have been created solely by a Party or its Affiliate’s automatic or routine archiving and back-up procedures, to the extent created and retained in a manner consistent with its or their standard archiving and back-up procedures, or (b) required to be kept or maintained by Applicable Law.
12.5.3    Surviving Terms. Notwithstanding anything in this Agreement to the contrary, the following provisions shall expressly survive any expiration or termination of this Agreement in accordance with their terms: ARTICLE 1 (Definitions) (but only to the extent necessary to interpret this Agreement), Section 3.7 (License to Astellas Arising IP), Section 3.9 (No Implied License; No Trademark Rights), Section 5.5 (Record Keeping), ARTICLE 7 (Financial Terms) (solely for obligations accrued but not yet paid prior to the effective date of expiration and termination), Section 8.1 (Intellectual Property Ownership), Section 8.4 (Filing, Prosecution, Maintenance and Defense of Joint Patents), Section 8.5 (Enforcement of Patent Rights)

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

(solely with respect to Joint Patents), ARTICLE 9 (Confidentiality) (for the duration set forth therein), Section 10.5 (Disclaimer of Warranties), Section
10.6 (Consequential Damages Waiver), ARTICLE 11 (Indemnification and Insurance), Section 12.5 (General Effects of Termination or Expiration), Section 12.6 (Consequences of Termination), Section 12.8 (Sublicensees), ARTICLE 13 (Dispute Resolution), and ARTICLE 15 (Miscellaneous).
12.5.4    Conversion of License. Upon expiration (not early termination) of this Agreement with regard to a particular Astellas Combination Product in a particular country pursuant to Section 12.1 (Term of Agreement), the Xork License shall convert into a fully paid-up, perpetual, irrevocable and exclusive license with regard to such Astellas Combination Product in such country, provided that Astellas has paid all undisputed amounts due hereunder.
12.6    Consequences of Termination. Subject to Section 12.9 (Certain Additional Remedies of Astellas in Lieu of Termination), upon any termination of this Agreement by Selecta pursuant to Sections 12.3 (Termination for Breach and Other Causes) or 12.4 (Termination for Bankruptcy), or by Astellas pursuant to Section 12.2 (Termination for Convenience) 12.3 (Termination for Breach and Other Causes) or 12.4 (Termination for Bankruptcy):
12.6.1    all licenses granted by Selecta to Astellas hereunder shall terminate and all licenses granted by Astellas to Selecta under Section 3.6 (Retained Rights and License Grant to Selecta) shall remain valid and shall convert to perpetual, royalty-free, worldwide licenses;
12.6.2    Astellas shall, at Selecta’s option transfer to Selecta [***] all clinical supplies of Xork Products, that are owned or Controlled by Astellas;
12.6.3    to the extent permitted by Applicable Law, and upon written request by Selecta, Astellas shall transfer to Selecta all Regulatory Filings and Regulatory Approvals related solely to Xork or Xork Products (and not the Astellas Combination Product) prepared or obtained by or on behalf of Astellas, if any, prior to the date of such termination, to the extent transferable;
12.6.4    unless expressly prohibited by any Regulatory Authority, at Selecta’s written request, Astellas shall and hereby does, and shall cause its Affiliates and its and their Sublicensees to, transfer control to Selecta of any or all Clinical Trials solely involving a Xork Product (and not the Astellas Combination Product) being conducted by or on behalf of Astellas, an Affiliate or a Sublicensee as of the effective date of termination; provided that (a) Selecta shall not have any obligation to continue any Clinical Trial unless required by Applicable Law and (b) Astellas shall not be required to comply with this Section 12.6.4 if Astellas reasonably believes that the use of Xork or the applicable Xork Product presents health or safety issues; and

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

12.6.5    Astellas, its Affiliates or its Sublicensees shall cease to have any rights under the Selecta Technology to Commercialize Astellas Combination Products in the Territory, provided, however, that Astellas, its Affiliates or its Sublicensees shall be entitled, during the [***] months’ period following such termination, to sell any commercial inventory of Astellas Combination Products which remains on hand as of the date of the termination, so long as Astellas pays to Selecta the royalties and, if applicable, sales milestones applicable to said subsequent sales in accordance with the terms and conditions set forth in this Agreement.
12.7    Consequences of Termination in Part. Upon any termination of this Agreement by a Party pursuant to Section 12.3 (Termination for Breach and Other Causes) not in whole, but in part with view to one or more Astellas Combination Products or one or more countries of the Territory, Section 12.6 (Consequences of Termination) shall apply accordingly, but solely with view to the terminated Astellas Combination Product or the terminated countries of the Territory.
12.8    Sublicensees. Subject to Selecta’s prior written approval upon review of a given sublicense agreement between Astellas and a Sublicensee, upon any termination of this Agreement, a Sublicensee shall continue to have the rights and license set forth in its sublicense agreement, which agreements shall be automatically assigned to Selecta, provided, however, that such Sublicensee is not then in breach of any of its material obligations under its sublicense agreement.
12.9    Certain Additional Remedies of Astellas in Lieu of Termination. Without limitation of any other remedy that may be available to Astellas hereunder, in the event that Astellas has the right to terminate this Agreement under Section 12.3.1 (Material Breaches), Astellas will not be required to exercise such right of termination, and may instead elect to not exercise such right and continue this Agreement, in which case this Agreement shall continue in full force and effect with respect to the Xork Product for the entire Territory except that all payment obligations set forth in Article 7 (Financial Terms) shall be reduced by a percentage to be negotiated by the Parties (subject to dispute resolution pursuant to Article 13 (Dispute Resolution)) to reflect nature of the material breach, but in no event shall the percentage reduction be greater than [***], whether through one or more reductions pursuant to this Section 12.9 (Certain Additional Remedies of Astellas in Lieu of Termination).
ARTICLE 13 DISPUTE RESOLUTION
13.1    Disputes. The Parties recognize that disputes as to certain matters may from time to time arise during the Term which relate to either Party’s rights or obligations hereunder (a “Dispute”). It is the objective of the Parties to establish under this Article 13 (Dispute Resolution) procedures to facilitate the resolution of Disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation. Any Disputes shall be brought to the attention of the JSC for resolution. The JSC shall endeavor to propose and define mutually acceptable solutions and facilitate communications in an attempt to bring the Dispute to a mutually agreeable resolution. In the event that the Parties are unable to resolve such Dispute through diligent review and deliberation by the JSC within [***] days from the day that one Party had designated the issue as a Dispute in written notice to the other Party, then either Party shall have

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

the right to escalate such matter to the Senior Executives (as defined below) as set forth in Section
13.2    (Escalation to Senior Executives).
13.2    Escalation to Senior Executives. Either Party may, by written notice to the other Party, request that a Dispute that remains unresolved by the JSC for the [***] days period as set forth in Section 13.1 (Disputes) arising between the Parties in connection with this Agreement, or a Dispute relating to material breach, be resolved by the Senior Executives, within [***] days after referral of such dispute to them. The Senior Executive for Selecta shall be Selecta’s [***] and for Astellas shall be [***] (the “Senior Executives”). If the Senior Executives cannot resolve such Dispute within [***] days after referral of such dispute to them, then, at any time after such [***] day period, either Party may refer such dispute to arbitration in accordance with Section 13.3 (Arbitration).
13.3    Arbitration.
13.3.1    Rules. If a Dispute cannot be resolved between the Parties or the Senior Executives as set forth in Section 13.2 (Escalation to Senior Executives), then either Party shall be free to institute binding arbitration with respect to such dispute in accordance with this Section 13.3 (Arbitration) upon written notice to the other Party (an “Arbitration Notice”) and seek remedies as may be available. Any dispute unresolved under this Section 13.3 (Arbitration) shall be settled by binding arbitration administered by the International Chamber of Commerce (“ICC”) (or any successor entity thereto) and in accordance with the ICC Rules of Arbitration then in effect, as modified in this Section 13.3 (Arbitration) (the “Rules”), except to the extent such rules are inconsistent with this Section 13.3 (Arbitration), in which case this Section 13.3 (Arbitration) shall control.
13.3.2    Selection of Arbitrators. Upon receipt of an Arbitration Notice by a Party, the applicable dispute shall be resolved by final and binding arbitration before a panel of three arbitrators (the “Arbitrators”), with each arbitrator having not less than [***] years of experience in the biotechnology or pharmaceutical industry and subject matter expertise with respect to the matter subject to arbitration and having not been employed or engaged by either Party in the last [***] years prior to the date of the Arbitration Notice. Any Arbitrator chosen hereunder shall have educational training and industry experience sufficient to demonstrate a reasonable level of scientific, financial, medical, and industry knowledge relevant to the particular dispute. Each Party shall promptly select one Arbitrator, which selections shall in no event be made later than [***] days after receipt of the Arbitration Notice. The third Arbitrator shall be chosen promptly by agreement of the Arbitrators chosen by each Party, but in no event later than [***] days after the date on which the last of such Arbitrators was appointed.
13.3.3    Decisions. The Arbitrators’ decision and award shall be made within [***] months of the filing of the arbitration demand and the Arbitrators shall agree

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

to comply with this schedule before accepting appointment. However, this time limit may be extended by agreement of the Parties or by the Arbitrators. The Arbitrators shall be authorized to award compensatory damages, but shall not be authorized to reform, modify, or materially change this Agreement. The Arbitrators shall, within [***] days after the conclusion of the hearing, issue a written award and statement of decision describing the material facts and the grounds for the conclusions on which the award is based, including the calculation of any damages awarded. The proceedings and decisions of the arbitrator shall be confidential, final, and binding on the Parties, and judgment upon the award of such arbitrator may be entered in any court having jurisdiction thereof.
13.3.4    Responsibility for Costs. Each Party shall bear its own costs and expenses (including legal fees and expenses) relating to the arbitration proceeding, except that the fees of the Arbitrators and other related costs of the arbitration shall be shared equally by the Parties, unless the Arbitrators determine that a Party has incurred unreasonable expenses due to vexatious or bad faith positions taken by the other Party, in which event the Arbitrators may make an award of all or any portion of such expenses (including legal fees and expenses) so incurred.
13.3.5    Limitations. The Arbitrators shall be required to render the decision in writing and to comply with, and the award shall be limited by, any express provisions of this Agreement relating to damages or the limitation thereof. No Arbitrator shall have the power to award punitive damages under this Agreement regardless of whether any such damages are contained in a proposal, and such award is expressly prohibited.
13.3.6    Effectiveness of Agreement. Unless the Parties otherwise agree in writing, during the period of time during which any arbitration proceeding is pending under this Agreement, (a) the Parties shall continue to comply with all those terms and provisions of this Agreement that are not the subject of the pending arbitration proceeding; and (b) in the event that the subject of the Dispute relates to the exercise by a Party of a termination right hereunder, including in the case of a material breach of this Agreement, the effectiveness of such termination shall be stayed until the conclusion of the proceedings under this Section 13.3 (Arbitration).
13.3.7    Confidential Proceedings. All arbitration proceedings and decisions of the Arbitrators under this Section 13.3 (Arbitration) shall be Confidential Information of both Parties and subject to the terms of Article 9 (Confidentiality). The arbitration proceedings shall take place in New York, New York, in the English language.
13.3.8    Equitable Relief. Nothing in this Section 13.3 (Arbitration) shall preclude either Party from seeking equitable relief or interim or provisional relief from a court of competent jurisdiction, including a temporary restraining

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

order, preliminary injunction, or other interim equitable relief, concerning a dispute either prior to or during any arbitration if necessary to protect the interests of such Party or to preserve the status quo pending the arbitration proceeding.
13.3.9    Remedies. Each Party shall be free, pursuant to Article 13 (Dispute Resolution), to seek damages, costs and remedies through such arbitration that may be available to it under Applicable Law or in equity and shall be entitled to offset the amount of any damages and costs obtained against the other Party in a final determination under Section 13.3 (Arbitration), against any amounts otherwise due to such other Party under this Agreement.
ARTICLE 14 COMPLIANCE
14.1    Data Privacy Laws.
14.1.1    Compliance. When sharing or otherwise processing Personal Data, each Party shall comply with the obligations set out in this Agreement and with Applicable Laws, in any event including GDPR.
14.1.2    Alignment by the Parties. During the Term, the Parties shall align on whether Personal Data is expected to be received by a Party from the other Party under or in relation to this Agreement. Any Personal Data which (x) either Party expects to receive from the other Party or (y) is expected to be received by either Party or both Parties as part of its or their activities under this Agreement, shall be received by such Party or such Parties only in compliance with Applicable Laws.
14.1.3    Data Processing Agreement. If and to the extent Personal Data is processed on behalf of a Party by the other Party such that the other Party is acting as a “Processor” (as such term is defined in the GDPR), the Parties shall negotiate in good faith and enter into a separate data processing agreement. In the event of a discrepancy between any terms or conditions set forth in this Agreement and such data processing agreement, the terms of the data processing agreement shall govern.
14.1.4    Data Transfer Agreement. If and to the extent Personal Data is transferred by a Party to the other Party outside the European Union, the European Economic Area or Switzerland, the Parties shall negotiate in good faith and enter into a separate data transfer agreement and/or any applicable standard contractual clauses. In the event of a discrepancy between any terms or conditions set forth in this Agreement and such data transfer agreement, the terms of such data transfer agreement shall govern.
14.1.5    Joint Controllers. The Parties acknowledge that they are legally considered to be separate controllers according to Article 4 no. 7 of the

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

GDPR, with each Party being able to determine the purpose and means of processing the Personal Data held under its control, in accordance with its privacy statement. If and to the extent that the Parties jointly determine the purposes and means of processing of Personal Data, acting as “Joint Controllers” (Art. 26 GDPR), the Parties shall agree in writing on a joint controller agreement that determines their respective responsibilities for compliance with this Agreement and Applicable Law.
14.1.6    Breach Notification. Each Party shall promptly notify the other Party in writing after becoming aware of any breach of security leading to the accidental or unlawful destruction, loss, alteration, unauthorized disclosure of, or access to, Personal Data subject to this Agreement (“Data Breach”). The notified Party may request further reasonable information about the Data Breach including a reasonably detailed description of the Data Breach and the categories of Personal Data affected by the Data Breach.
14.1.7    Information. Each Party shall inform its affected personnel about processing of their Personal Data by the other Party for the purposes of this Agreement so that such other Party complies with its information requirements under the GDPR towards personnel; where the informing Party is reasonably missing details to provide complete information, the other Party shall provide such information upon request and Selecta shall provide such notifications to [***].
14.1.8    Audit Right. Each Party shall, at no cost to the other Party, make available on request in timely manner such information as is reasonably required by such Party to determine whether or not Personal Data disclosed by such Party to the other Party is or has been processed in compliance with Applicable Law.
14.2    Improper Conduct. Each Party shall comply, and shall ensure that its Affiliates, Sublicensees or subcontractors comply, with reasonably comparable environmental, labor and social standards. Each Party shall ensure its and its Affiliates’ and Sublicensees’ compliance with the provisions of the OECD Anti Bribery Convention, the US Foreign Corrupt Practices Act, the UK Bribery Act 2010, and any other applicable local anti-bribery or anti-corruption laws, as are in force from time to time (jointly “Anti-Bribery Laws”). Thereby, each Party shall (a) adopt all necessary measures to prevent violation of the Anti-Bribery Laws; (b) not offer, pay, give, or promise to pay or give, directly or indirectly, any payment or gift of any money or thing of value to (i) any government official to influence any acts or decisions of such official or to induce such official to use his influence with any government to effect or influence the decision of such government in order to assist it in its performance of its obligations under this Agreement; (ii) any political party or candidate for public office for such purpose; or (iii) any Person if such Party knows or has reason to know that such money or thing of value shall be offered, promised, paid, or given, directly or indirectly, to any official, political party, or candidate for such purpose. In addition to any other rights either Party may have under this Agreement, if a Party notifies the other Party of, or if a Party otherwise has a reasonable suspicion of, the occurrence of any violation by the other

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Party, its Affiliates or its Sublicensees of any Anti-Bribery Laws, any environmental, labor and social standards (collectively, “Improper Conduct”), such Party may inspect or have inspected by an independent auditor the premises, books and records of the other Party relevant to Improper Conduct for the purpose of ensuring compliance by such other Party of its obligations under this Section 14.2 (Improper Conduct).
ARTICLE 15 MISCELLANEOUS
15.1    Assignment.
15.1.1    Except as expressly provided herein, neither this Agreement nor any interest hereunder shall be assignable, nor any other obligation delegable, by either Party without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may assign this Agreement in whole without the consent of the other Party to (i) any Affiliate or (ii) a successor to substantially all of the business of the assigning Party to which this Agreement relates, in connection with any merger, sale of stock, sale of assets or other similar transaction.
15.1.2    No assignment under this Section 15.1 (Assignment) shall relieve the assigning Party of any of its responsibilities or obligations hereunder and provided, further, that as a condition of such assignment, the assignee shall agree to be bound by all obligations of the assigning Party hereunder.
15.1.3    This Agreement shall be binding upon the successors and permitted assigns of the Parties.
15.1.4    Any assignment not in accordance with this Section 15.1 (Assignment) shall be void ab initio.
15.2    Performance and Exercise by Affiliates. Each Party shall have the right to have any of its obligations hereunder performed, or its rights hereunder exercised, by any of its Affiliates and the performance of such obligations by any such Affiliate shall be deemed to be performance by such Party; provided, however, that such Party shall be responsible for ensuring the performance of its obligations under this Agreement and that any failure of any Affiliate performing obligations of such Party hereunder shall be deemed to be a failure by such Party to perform such obligations. For clarity, the foregoing means that each Party may designate an Affiliate to perform its obligations hereunder or to be the recipient of the other Party’s performance obligations hereunder.
15.3    Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.
15.4    Relationship of the Parties. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, joint venture or employer-employee relationship between the Parties.

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

15.5    Accounting Procedures. Each Party shall calculate all amounts, and perform other accounting procedures required, under this Agreement and applicable to it in accordance with the Accounting Standards.
15.6    Force Majeure. Neither Party shall be liable to the other for failure or delay in the performance of any of its obligations under this Agreement for the time and to the extent such failure or delay is caused by acts of God, earthquake, riot, civil commotion, terrorism, war, strikes or other labor disputes, fire, flood, failure or delay of transportation, default by suppliers or unavailability of raw materials, governmental acts or restrictions or any other reason which is beyond the control of the respective Party. The Party affected by force majeure shall provide the other Party with full particulars thereof as soon as it becomes aware of the same (including its best estimate of the likely extent and duration of the interference with its activities), and shall use Commercially Reasonable Efforts to overcome the difficulties created thereby and to resume performance of its obligations hereunder as soon as practicable.
15.7    Entire Agreement; Amendments. This Agreement constitutes and contains the entire understanding and agreement of the Parties respecting the subject matter hereof and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements between the Parties, whether oral or written, regarding such subject matter. No waiver, modification or amendment of any provision of this Agreement shall be valid or effective unless made in a writing referencing this Agreement and signed by a duly authorized officer of each Party.
15.8    Governing Law; Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, USA, without regard to the conflict of laws principles that would require application of the laws of a jurisdiction outside of the State of New York, USA.
15.9    Notices and Deliveries. Any notice, request, approval or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered in person or transmitted by express courier service (signature required) or by email to the Party to which it is directed at its address or email address shown below or such other address or email address as such Party shall have last given by notice to the other Party. Any notice sent by email in accordance with this Section 15.9 (Notices and Deliveries) shall be deemed to have been duly given when sent, provided that (i) a read receipt from each of the notice recipients has been received by the sender, and (ii) a copy of the notice is sent by overnight courier to the postal address of the relevant Party set forth below on the same day on which the email is being sent, and provided, further, that if the sender of the email does not receive a read receipt from each of the notice recipients or receives an automated response from the recipient or a mail server indicating that the recipient is out of office or that the email could not be delivered, such notice shall be deemed delivered on the third day deposited with the overnight courier for delivery to the relevant Party’s postal address set forth below. This Section 15.9 (Notices and Deliveries) is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.
Notices to Selecta shall be addressed to:
Selecta Biosciences, Inc.

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

65 Grove Street
Watertown, MA 02472 United States
Attn: [***]
With a copy, which shall not constitute notice, to:
Ropes & Gray LLP 800 Boylston St Prudential Tower Boston, MA 02199 United States
Attn: [***]
Notices to Astellas shall be addressed to:
Audentes Therapeutics, Inc. 600 California Street17th Floor San Francisco, CA 94108 Attn: [***]

With a copy to:

Astellas US LLC One Astellas Way
Northbrook, IL 60062 Attn: [***]

15.10    Language. This Agreement shall be written and executed in, and all other communications under or in connection with this Agreement shall be in, the English language. Any translation into any other language shall not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.
15.11    Waiver. A waiver by either Party of any of the terms and conditions of this Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any other term or condition hereof. All rights, remedies, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either Party.
15.12    Severability. When possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Laws, but if any provision of this Agreement is held to be prohibited by or invalid under Applicable Laws, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement. The Parties shall make a good faith effort to replace the invalid or unenforceable

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

provision with a valid one which in its economic effect is most consistent with the invalid or unenforceable provision.
15.13    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same instrument. A portable document format (PDF) copy of this Agreement, including the signature pages (with a handwritten or a certified or non-certified electronic signature), shall be deemed an original.
15.14    Headings; Construction; Interpretation. Headings used herein are for convenience only and shall not in any way affect the construction of or be taken into consideration in interpreting this Agreement. The terms of this Agreement represent the results of negotiations between the Parties and their representatives, each of which has been represented by counsel of its own choosing, and neither of which has acted under duress or compulsion, whether legal, economic or otherwise. Accordingly, the terms of this Agreement shall be interpreted and construed in accordance with the definitions for such terms provided herein or, if no such definitions are provided, with their usual and customary meanings, and each of the Parties hereto hereby waives the application in connection with the interpretation and construction of this Agreement of any rule of Applicable Laws to the effect that ambiguous or conflicting terms or provisions contained in this Agreement shall be interpreted or construed against the Party whose attorney prepared the executed draft or any earlier draft of this Agreement. Any reference in this Agreement to an Article, Section, subsection, paragraph, clause, Schedule or Exhibit shall be deemed to be a reference to any Article, Section, subsection, paragraph, clause, Schedule or Exhibit, of or to, as the case may be, this Agreement. All Schedules and Exhibits to this Agreement shall form an integral part of this Agreement. Except where the context otherwise requires, (a) any definition of or reference to any agreement, instrument or other document refers to such agreement, instrument other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (b) any reference to any Applicable Laws refers to such Applicable Laws as from time to time enacted, repealed or amended, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, refer to this Agreement in its entirety and not to any particular provision hereof, (d) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “but not limited to”, “without limitation” or words of similar import, (e) the word “or” is used in the inclusive sense (and/or), unless otherwise indicated by the term “either/or” and (f) the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders. Any reference in this Agreement to “royalty” or “royalties” (whether used in capitalized letters or not) shall include royalties and other recurring or deferred payments payable by a Party to the other Party for compensation or consideration of rights granted hereunder.
[Signature Page follows]

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered in duplicate by their duly authorized representatives with legal and binding effect as of the Effective Dale.

AUDENTES THERAPEUTICS, INC.	SELECTA BIOSCIENCES, INC.

By: Morten Sogaard	By: Carsten Brunn, Ph.D.
Morten Sogaard	Carsten Brunn, Ph.D.
President	President and Chief Executive Officer

SIGNATURE PAGE TO LICENSE AND DEVELOPMENT AGREEMENT

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
Schedule 1.118
[***]

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Schedule 2.7.4

[***]

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
Schedule 4.1

[***]

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Schedule 4.2
[***]

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
Confidential

Schedule 4.2
[***]

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
Schedule 5.1.2
Initial Xork Development Plan
[***]

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
Schedule 5.1.5 Development Progress Report

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[***]
[***]
[***]
[***]
[***]
[***]
[***]

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Schedule 5.2.2
Initial Astellas Development Plan
[***]

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
Schedule 5.7 Trademarks
[***]

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Schedule 9.4.1 Press Release [***]

Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.
Schedule 10.2

Selecta Disclosure Schedule

[***]